COMBINED ANNUAL REPORT
TO SHAREHOLDERS
April 30,1999


Class R Shares
Riggs U.S. Treasury Money Market Fund
Riggs Prime Money Market Fund
Riggs U.S. Government SecuritiesFund
Riggs Stock Fund
Riggs Small Company Stock Fund

Class Y Shares
Riggs U.S. Treasury Money Market Fund
Riggs Prime Money Market Fund



Mutual Funds are not FDIC insured and are not deposits or obligations of or guaranteed by Riggs Bank N.A. They involve investment risks, including the possible loss of the principal amount invested.



[RIGGS LOGO]



Federated Securities Corp., Distributor


                              PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Annual Report for the Riggs Funds for the 12-month period from May 1, 1998 through April 30, 1999. It begins with an investment commentary by each portfolio manager, followed by a complete list of holdings and the financial statements for the Riggs U.S. Treasury Money Market Fund, Riggs Prime Money Market Fund, Riggs U.S. Government Securities Fund, Riggs Stock Fund, and Riggs Small Company Stock Fund.

The performance highlights of each fund is as follows:

Riggs U.S. Treasury Money Market Fund

As the most conservative Riggs fund, Riggs U.S. Treasury Money Market Fund invests exclusively in U.S. Treasury money market securities to help shareholders earn daily income on their ready cash. Over the reporting period, the fund's portfolio paid a total of $0.04 per share in dividends for Class Y Shares and $0.03 per share in dividends for Class R Shares.* Assets in the fund totaled $141.4 million at the end of the reporting period.

Riggs Prime Money Market Fund

This fund helps shareholders earn daily income on their ready cash through a portfolio of high-quality money market securities. The fund's Class Y Shares paid dividends totaling $0.05 per share while Class R Shares paid dividends totaling $0.04 per share.* The fund ended the reporting period with total assets of $433.5 million.

Riggs U.S. Government Securities Fund

This fund's government bond portfolio paid dividends totaling $0.50 per share for Class R Shares, while its net asset value rose from $9.77 to $9.85. The dividends and net asset value increase resulted in a total return of 6.03% (4.03% adjusted for the maximum 2.00% redemption fee) for Class R Shares.** Assets in the fund totaled $38.9 million at the end of the reporting period, which were invested primarily in government agency securities (61.7%), followed by U.S. Treasury obligations (19.4%) and a repurchase agreement (15.5%), and corporate bonds (2.6%).

Riggs Stock Fund

During the period, the fund's diversified portfolio of high-quality stocks-- which included many household names like Alcoa, American Express, Compaq, Intel, Johnson & Johnson, Mobil, Sears, and Xerox--produced a total return of 6.50% (4.60% adjusted for the maximum 2.00% redemption fee) for Class R Shares.** These returns were the result of $0.04 per share in dividend income and $1.71 per share in capital gains for Class R Shares. The fund's total net assets totaled $101.7 million at the end of the reporting period.

Riggs Small Company Stock Fund

As the most aggressive fund in the Riggs family, this fund invests in carefully selected stocks issued by small companies.+ In an extremely weak environment for small-company stocks, the fund produced a negative total return of (30.33%), or (31.53%) adjusted for the maximum 2.00% redemption fee, for Class R Shares.** These returns were the result of a decline in net asset value. Class R Shares paid $1.85 per share in capital gains. At the end of the reporting period, fund assets totaled $38.8 million.

Thank you for pursuing your financial goals through the diversification and professional management of the Riggs Funds. We'll continue to update you on the progress of your investment.

Sincerely,

/S/ Edward C. Gonzales

Edward C. Gonzales
President
June 15, 1999

 * An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

 ** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 + Small cap stocks have historically experienced greater volatility than average.

                               INVESTMENT REVIEW

Riggs U.S. Treasury Money Market Fund
("Treasury Fund")
Riggs Prime Money Market Fund ("Prime Fund")

In mid-July 1998, concerns about the Russian economy began to increase and spread to other countries. Investors feared a global economic meltdown and the Federal Reserve Board and other central banks came to the rescue by cutting interest rates early in the fourth quarter. The rate cuts fueled a sharp equity market rebound. In the U.S., the healthy economic environment of low inflation, low interest rates and strong consumer confidence fueled strong equity returns. Treasury securities, considered the safest of havens, benefited from the global flight to quality and posted their strongest annual performance since 1986.

In early 1999, the market was buffeted by reports that continued to suggest a strong and expanding economy. These included higher personal spending, increased manufacturing activity, low unemployment, higher factory orders and expanding consumer credit. The yield curve between the 3 month and one year Treasury bills widened from six to 23 basis points due primarily to a rise in rates in the one-year area. Commercial paper yields moved from a slightly inverted curve to a slightly positive curve going out as far as a year. We took opportunities to extend the average maturity of the Prime and Treasury Funds at points when the yields on short-term instruments such as Treasury bills and coupons, commercial paper and short corporate issues looked attractive versus repurchase agreements.

Riggs U.S. Government Securities Fund

The last year in the bond market has been the best and worst of times for investors. Key factors affecting the market in the second half of 1998 included the emerging market crisis, hedge fund deleveraging, the budget surplus, reductions in Treasury supply, falling commodity prices, and a flight to quality. In response to severe turmoil in the global financial markets, the Federal Reserve Board (the "Fed") stepped in with a series of three rate cuts between September 1998 and November 1998 that took the federal funds rate from 5.50% to 4.75%. Treasury securities did very well during this period due to a global flight to quality with the 30 year Treasury returning 17.1% for 1998. The consumer remained confident and the wealth effect from a soaring stock market remained intact supporting spending. The combination of low interest rates and record low unemployment kept the housing market strong. The consumer price index, meanwhile, came in at 1.6% for 1998, the smallest increase in 12 years.

Continued strong economic growth took its toll on the bond market in the first few months of 1999 as inflationary expectations rose in response to rising oil prices and sizable employment gains. Treasury yields rose sharply posting the third-worst February performance of this decade. The expectation of a Fed on hold for the near-term led most fixed income managers to reduce exposure to Treasuries and overweight agencies, corporate issues and mortgages in order to capture additional yield.

Our duration between October 1998 and April 1999 was maintained at a level slightly below our benchmark. The bond market appeared to be vulnerable to stronger economic growth and rising inflationary expectations led by a 50% rise in oil prices since February 1998. The yield spread between one year and 30 year Treasury securities widened from 58 to 92 basis points led by the rise in inflationary expectations. We expect some form of a rally during the second quarter and will likely position portfolios to take advantage of this situation once it appears that an intermediate low has been seen. We believe Treasury securities will likely be one of the better performing sectors in the next few months.

Riggs Stock Fund ("Stock Fund")
Riggs Small Company Stock Fund ("Small Company Fund")

Over the past fiscal year ended April 30, 1999, the global equity markets experienced the highest volatility since 1990. Foreign currency instability and weak economies overseas were offset by a continued strong domestic economy. This past year we also witnessed the second president since Andrew Johnson to be impeached by the House of Representatives. The reaction to all the news in the financial markets was an initial rush to the biggest and safest securities, yet we ended the year with the nascent improvement of worldwide economies and the broadening out of the equity markets. For the year as a whole, it was one of the narrowest markets in over 30 years as the top 10% of stocks in the general market generated 75% of the returns. It was also a challenging year for active money managers. However, everything moves in cycles and as we start a new fiscal year, we are encouraged by the improved earnings growth outlook for a large number of companies and the market's appreciation of securities offering excellent long term value.

For the fiscal year ended April 30, 1999, the Class R Shares of the Stock Fund generated a total return of 6.50% based on net asset value while the Class R Shares of the Small Company Fund generated a total return of (30.33%) based on net asset value.* Our investment philosophy in managing both equity funds is to balance long-term valuation with the catalyst of short-term earnings acceleration. We employ our methodology which we call Value Momentum, by initially analyzing four key factors: (1) relative price; (2) earnings growth relative to the stock's price-to-earnings multiple; (3) earnings estimate revisions; and (4) relative price strength. For stocks scoring highly in this process, we focus on the fundamental changes that management is implementing within these companies to generate earnings growth. We then invest in those companies in which we have the most confidence in management.

We maintain a broad diversification of stocks among industries. In the Stock Fund our largest sector exposure has been in technology, with IBM, our largest stock in the sector and in the Stock Fund, at 3.0%. Management has done a superior job turning around the earnings prospects by focusing on services, software and products. At fiscal year end our largest overweights were in energy and the basic materials sector. We see a higher degree of confidence in earnings growth in these sectors based in part on industry consolidation and company restructuring. Mobil, which is soon to be merged with Exxon, and BP AMOCO, formed by the merger of British Petroleum and Amoco, are the leading consolidators in the energy sector. We are encouraged by the restructuring at Georgia Pacific to generate an accelerating earnings growth through cost cutting and productivity initiatives. These initiatives were implemented several years ago and are currently bearing fruit.

In the Small Company Fund, the current valuation of this sector of the market is the most attractive we have seen in 30 years. We believe the opportunities available are great as confidence in earnings growth appears to be improving. Finance and consumer cyclicals are the largest sectors we have invested in, with health care being the largest overweight. Rent-A-Center, Interdent, and Apartment Investment & Management are some of the leading stocks in these sectors. All three companies are generating improving earnings growth as they consolidate their lead in their respective industries.

We believe the outlook for stocks to be encouraging due to the improved prospects for corporate earnings growth as worldwide economies rebound. Through all market environments, we believe that our disciplined focus on undervalued companies with solid earnings growth should reward shareholders.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Riggs U.S. Government Securities Fund
Class R Shares

Growth of $10,000 Invested in Riggs U.S. Government Securities Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs U.S. Government Securities Fund, Class R Shares (the "Fund") from May 11, 1992 (start of performance) to April 30, 1999, compared to the Lehman Brothers Government/Corporate Total Index ("LBGCTI").+

               "Graphic representation "A" omitted. See Appendix."

       AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED APRIL 30, 1999

          1 Year                                         4.03%

          5 Years                                        6.59%

          Start of Performance (5/11/92)                 6.93%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCTI has been adjusted to reflect reinvestment of dividends on securities in the index. Effective December 18, 1995, the maximum sales charge increased to 4.75%. Effective July 1, 1998, the front-end sales charge was eliminated, and a contingent deferred sales charge of 2.00% was implemented for newly purchased shares.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+The LBGCTI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

Riggs Stock Fund
Class R Shares

Growth of $10,000 Invested in Riggs Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Stock Fund, Class R Shares (the "Fund") from May 11, 1992 (start of performance) to April 30, 1999, compared to the Standard & Poor's 500 Index ("S&P 500").+

               "Graphic representation "B" omitted. See Appendix."

       AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED APRIL 30, 1999

          1 Year                                         4.60%

          5 Years                                       21.26%

          Start of Performance (5/11/92)                18.43%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front-end sales charge was eliminated, and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

Riggs Small Company Stock Fund
Class R Shares

Growth of $10,000 Invested in Riggs Small Company Stock Fund, Class R Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Small Company Stock Fund, Class R Shares (the "Fund") from February 27, 1995 (start of performance) to April 30, 1999, compared to the Russell 2000 Index ("Russell 2000").+

               "Graphic representation "C" omitted. See Appendix."

       AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED APRIL 30, 1999

          1 Year                                     (31.53)%

          Start of Performance (2/27/95)              13.79%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. Effective December 18, 1995, the maximum sales charge increased to 5.75%. Effective July 1, 1998, the front-end sales charge was eliminated and a contingent deferred sales charge of 2.00% for newly purchased Class R Shares was implemented.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

                            PORTFOLIO OF INVESTMENTS

                     Riggs U.S. Treasury Money Market Fund
                                April 30, 1999

    Principal
      Amount                                                                                                   Value
                    U.S. Treasury Obligations--25.8%
                    U.S. Treasury Notes--25.8%
     $9,400,000     5.375%, 1/31/2000                                                                       $  9,445,188
      9,000,000     5.500%, 2/29/2000                                                                          9,044,772
      8,500,000     5.875%, 7/31/1999                                                                          8,525,654
      9,400,000     (1) 5.875%, 11/15/1999                                                                     9,458,162
                    Total U.S. Treasury Obligations                                                           36,473,776
                    (2) Repurchase Agreements--74.0%
      34,902,000    Donaldson, Lufkin and Jenrette Securities Corp., 4.870%, dated 4/30/1999, due 5/3/1999    34,902,000
      34,901,000    Paine Webber, 4.840%, dated 4/30/1999, due 5/3/1999                                       34,901,000
      34,902,000    Prudential Securities, Inc., 4.830%, dated 4/30/1999, due 5/3/1999                        34,902,000
                    Total Repurchase Agreements                                                              104,705,000
                    Total Investments (at amortized cost)(3)                                                $141,178,776

(1) Certain principal amounts on loan to broker.
(2) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($141,406,436) at April 30, 1999.

(See Notes which are an integral part of the Financial Statements)

                            PORTFOLIO OF INVESTMENTS

                         Riggs Prime Money Market Fund
                                 April 30, 1999

Principal                                                                                Value
Amount
Certificate Of Deposit--1.1%
  $ 5,000,000  Canadian Imperial Bank of Commerce, NY, 5.120%, 2/23/2000              $  4,998,790
Commercial Paper--35.3%
               Chemicals--4.2%
   18,000,000  Ciba Specialty Chemicals Corp., 4.820% - 4.850%, 5/11/1999 -
               6/15/1999                                                                17,961,717
               Finance--24.1%
   15,000,000  American General Finance Corp., 4.830%, 5/4/1999                         14,993,963
    8,000,000  American Express, 4.780%, 6/30/1999                                       7,936,267
   18,000,000  Apreco, Inc., 4.820% - 4.850%, 5/24/1999 - 7/21/1999                     17,902,836
   10,000,000  CIT Group, Inc., 4.830%, 5/17/1999                                        9,978,533
    1,000,000  Chase Manhattan Corp., 7.750%, 11/1/1999                                  1,013,480
    6,000,000  Citibank Capital Markets Assets, 4.820%, 5/26/1999                        5,979,917
   13,000,000  Fleet Funding Corp., 4.800% - 4.820%, 5/20/1999 - 6/3/1999               12,952,080
    5,786,000  Fleet Financial Group, Inc., 4.820%, 5/10/1999 - 5/14/1999                5,777,823
   10,000,000  Household Finance Corp., 4.840%, 5/7/1999                                 9,991,967
   10,000,000  Merrill Lynch & Co., Inc., 5.313%, 11/22/1999                            10,006,143
    8,000,000  Salomon Smith Barney Holdings, Inc., 4.810%, 7/9/1999                     7,926,247
               Total                                                                   104,459,256
Finance - Automotive--3.9%
    2,000,000  General Motors Acceptance Corp., 1994-A, 6.500%, 1/17/2000                2,020,297
   15,000,000  Daimler Benz North America Corp., 4.830%, 5/12/1999                      14,977,863
               Total                                                                    16,998,160
               Health Technology--1.8%
    8,000,000  Glaxo Wellcome PLC, 4.780%, 7/26/1999                                     7,908,649
               Refining & Marketing--1.3%
    5,629,000  Equilon Enterprise, 4.830%, 5/3/1999                                      5,627,490
               Total Commercial Paper                                                  152,955,272
Corporate Bonds--22.8%
               Consumer Durables--0.9%
    4,000,000  USL Capital Corp., 8.125%, 2/15/2000                                      4,091,740
               Consumer Non-Durables--1.1%
    4,500,000  PepsiCo, Inc., 6.375%, 12/31/1999                                         4,537,248
               Finance--14.6%
   13,429,000  Associates Financial Services Co. of Puerto Rico, Inc.,
               (Guaranteed by Associates Corp. of North America), 4.810% -
               4.850%, 5/18/1999 - 5/25/1999                                            13,390,101
    5,825,000  Bear Stearns Cos., Inc., 7.625%, 9/15/1999                                5,876,145
    5,000,000  Beneficial Corp., 8.375%, 12/29/1999                                      5,106,967
    1,650,000  Caterpillar Financial Services Corp., 6.800%, 7/1/1999                    1,655,032
    2,500,000  CIT Group, Inc., 6.250%, 10/4/1999                                        2,512,760
    2,601,000  Chase Manhattan Corp., 10.000%, 6/15/1999                                 2,613,938
    5,000,000  Chemical Banking Corp., 5.200%, 6/10/1999                                 5,001,412
    1,670,000  Fleet Financial Group, Inc., 8.625%, 12/15/1999                           1,707,100
    4,000,000  IBM Credit Corp., 5.065%, 4/12/2000                                       3,997,335
    5,550,000  International Lease Finance Corp., 5.750%, 12/15/1999                     5,571,814
  $ 3,000,000  (1) International Lease Finance Corp., 6.375%, 1/18/2000               $  3,025,635
    2,550,000  Morgan Stanley, Dean Witter & Co., 6.375%, 1/18/2000                      2,571,623
    8,000,000  Salomon Smith Barney Holdings, Inc., 7.000%, 5/15/1999                    8,004,039
    1,500,000  Salomon Smith Barney Holdings, Inc., 6.820%, 7/26/1999                    1,506,382
      775,000  Travelers Group, Inc., 7.250%, 1/15/2000                                    785,837
               Total                                                                    63,326,120
               Finance - Automotive--5.1%
    2,000,000  Chrysler Financial Co. L.L.C., 6.160%, 7/28/1999                          2,005,585
    4,000,000  Ford Motor Credit Corp., 7.750%, 10/1/1999                                4,044,951
    3,797,000  Ford Motor Credit Corp., 8.375%, 1/15/2000                                3,879,437
    8,291,000  General Motors Acceptance Corp., 8.625%, 6/15/1999                        8,319,473
    2,000,000  General Motors Acceptance Corp., 6.250%, 1/6/2000                         2,014,409
    2,000,000  General Motors Acceptance Corp., 7.000%, 3/1/2000                         2,029,081
               Total                                                                    22,292,936
               Health Technology--1.1%
    4,585,000  American Home Products Corp., 7.700%, 2/15/2000                           4,675,425
               Total Corporate Bonds                                                    98,923,469
Corporate Notes--4.3%
               Finance--3.1%
    5,000,000  American Express Co., 4.780%, 7/26/99                                     4,942,905
    4,000,000  Beneficial Corp., 7.990%, 2/16/2000                                       4,084,442
    1,000,000  Beneficial Corp., 9.200%, 8/25/1999                                       1,010,784
    3,600,000  Household Finance Corp., 4.430%, 6/2/1999                                 3,596,718
               Total                                                                    13,634,849
               Finance - Automotive--1.2%
    5,000,000  Ford Motor Credit Corp., 8.625%, 1/24/2000                                5,120,000
               Total Corporate Notes                                                    18,754,849
(2) Government Agencies--9.1%
               Federal National Mortgage Association--0.3%
    1,250,000  4.637%, 5/25/1999                                                         1,249,922
               Student Loan Marketing Association--8.8%
   11,000,000  (1) 4.566%, 8/2/1999                                                     10,996,883
    6,150,000  4.717%, 3/7/2001                                                          6,092,051
    2,000,000  5.037%, 7/15/1999                                                         2,000,097
    4,000,000  5.047%, 3/8/2000                                                          4,003,599
   10,000,000  5.107%, 1/12/2000                                                         9,997,896
    5,000,000  5.207%, 11/10/1999                                                        5,001,282
               Total                                                                    38,091,808
               Total Government Agencies                                                39,341,730
(2) Notes - Variable--12.2%
               Consumer Durables--1.1%
    4,715,000  USL Capital Corp., 5.280%, 7/1/1999                                       4,717,907
               Finance--9.9%
  $ 5,000,000  Allstate Life Insurance Co., 4.986%, 6/30/1999                         $  5,000,000
    3,000,000  Chemical Banking Corp., 5.373%, 10/26/1999                                3,005,444
   13,000,000  IBM Credit Corp., 4.970%, 11/02/1999                                     13,004,400
    4,000,000  Merrill Lynch & Co., Inc., 5.146%, 10/04/1999                             4,005,024
   10,000,000  Morgan Stanley, Dean Witter & Co., 5.100%, 3/13/2001                     10,000,000
    3,000,000  NationsBank Corp., 5.060%, 10/22/1999                                     3,001,264
    5,000,000  NationsBank Corp., 5.123%, 10/22/1999                                     5,003,342
               Total                                                                    43,019,474
               Finance-Insurance--1.2%
    5,000,000  Allstate Life Insurance Co., GIC, 5.066%, 11/30/1999                      5,000,000
               Total Notes - Variable                                                   52,737,381
(3) Repurchase Agreements--14.7%
   21,239,000  Paine Webber, 4.840%, dated 4/30/1999, due 5/3/1999                      21,239,000
   21,240,000  Donaldson, Lufkin and Jenrette Securities Corp., 4.870%, dated
               4/30/1999, due 5/3/1999                                                  21,240,000
   21,240,000  Prudential Securities, Inc., 4.830%, dated 4/30/1999, due 5/3/1999       21,240,000
               Total Repurchase Agreements                                              63,719,000
               Total Investments (at amortized cost)(4)                               $431,430,491

(1) Certain principal amounts on loan to broker. (2) Current rate and next reset date shown.
(3) The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(4) Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($433,475,244) at April 30, 1999.

The following acronyms are used throughout this portfolio:

GIC--Guaranteed Investment Contract

(See Notes which are an integral part of the Financial Statements)


                            PORTFOLIO OF INVESTMENTS

                     Riggs U.S. Government Securities Fund
                                 April 30, 1999

Principal Amount                                                                                        Value
Corporate
 Bonds--2.6%
                      Finance--2.6%
$1,000,000            EQCC Home Equity Loan Trust 1997-3, Class A8, 6.41%, 12/15/2004                $   997,920
                      Total Corporate Bonds (identified cost $999,844)                                   997,920
Government Agencies--61.7%
                      Federal Home Loan Mortgage Corporation--26.7%
9,700,000             5.75%, 7/15/2003                                                                 9,751,701
620,000               6.79%, 5/24/2001                                                                   620,769
                      Total                                                                           10,372,470
                      Federal National Mortgage Association--16.0%
3,000,000             (1) 5.625%, 3/15/2001                                                            3,018,960
888,000               6.00%, 5/15/2008                                                                   894,216
658,348               7.50%, 6/1/2012                                                                    679,541
1,000,000             8.50%, 2/1/2005                                                                  1,023,230
433,718               9.50%, 6/25/2018                                                                   463,107
169,820               9.50%, 7/25/2019                                                                   180,872
                      Total                                                                            6,259,926
                      Government National Mortgage Association--19.0%
1,200,905             6.50%, 5/15/2028                                                                 1,194,155
2,108,096             7.00%, 8/15/2027                                                                 2,146,969
1,996,858             7.50%, 10/15/2027                                                                2,058,640
1,919,244             8.00%, 10/15/2027                                                                1,999,008
                      Total                                                                            7,398,772
                      Total Government Agencies (identified cost $24,447,972)                         24,031,168
U.S. Treasury Obligations--19.4%
                      U.S. Treasury Bonds--19.4%
550,000               (1) 6.125%, 11/15/2027                                                             568,293
4,251,000             (1) 6.25%, 8/15/2023                                                             4,425,504
2,350,000             6.50%, 11/15/2026                                                                2,538,611
1,000                 (1) 6.50%, 5/15/2005                                                                 1,059
                      Total U.S. Treasury Obligations (identified cost $7,404,912)                     7,533,467
(2) Repurchase Agreement--15.5%
6,039,000             Donaldson, Lufkin and Jenrette Securities Corp., 4.87%, dated 4/30/1999,
                      due 5/3/1999 (at amortized cost)                                                 6,039,000
                      Total Investments (identified cost $38,891,728)(3)                             $38,601,555

(1) Certain principal amounts on loan to broker.
(2) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(3) The cost of investments for federal tax purposes amounts to $38,891,728. The net unrealized depreciation of investments on a federal tax basis amounts to $290,173 which is comprised of $233,096 appreciation and $523,269 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($38,927,951) at April 30, 1999.

(See Notes which are an integral part of the Financial Statements)


                            PORTFOLIO OF INVESTMENTS

                                Riggs Stock Fund
                                 April 30, 1999

Shares                                                                                            Value
Common Stocks--96.3%
                 Basic Materials--6.0%
         28,640  Alcoa, Inc.                                                                  $  1,782,840
         28,240  Fort James Corp.                                                                1,073,120
         21,681  Georgia-Pacific Corp.                                                           2,005,493
         40,620  USX-U.S. Steel Group, Inc.                                                      1,228,755
                 Total                                                                           6,090,208
                 Capital Goods--10.2%
         29,520  (1) Ingersoll-Rand Co.                                                          2,042,415
         21,870  Textron, Inc.                                                                   2,014,774
         28,855  Tyco International Ltd.                                                         2,344,469
         15,245  United Technologies Corp.                                                       2,208,619
         31,085  Waste Management, Inc.                                                          1,756,303
                 Total                                                                          10,366,580
                 Consumer Cyclical--8.4%
         16,309  Eastman Kodak Co.                                                               1,217,059
         86,709  (2) Office Depot, Inc.                                                          1,907,587
         34,275  Sears, Roebuck & Co.                                                            1,576,650
         55,940  TJX Cos., Inc.                                                                  1,863,501
         24,700  (2) UAL Corp.                                                                   1,994,525
                 Total                                                                           8,559,322
                 Consumer Services--5.4%
        108,220  (2) Cendant Corp.                                                               1,947,960
        134,555  (1)(2) Modis Professional Services, Inc.                                        1,555,792
         23,580  Tribune Co.                                                                     1,967,455
                 Total                                                                           5,471,207
                 Consumer Staples--7.5%
         41,415  American Stores Co.                                                             1,307,161
         44,945  Philip Morris Cos., Inc.                                                        1,575,884
         34,230  (1) Nabisco Holding, Inc., Class A                                              1,294,322
         44,684  (2) Safeway, Inc.                                                               2,410,143
         48,385  (2) The Pepsi Bottling Group, Inc.                                              1,019,109
                 Total                                                                           7,606,619
                 Technology--18.8%
         35,255  (1)(2) Apple Computer, Inc.                                                     1,621,730
         20,705  (2) Cisco Systems, Inc.                                                         2,361,664
         51,645  Compaq Computer Corp.                                                           1,152,329
          9,480  (2) EMC Corp. Mass                                                              1,032,728
         24,730  Intel Corp.                                                                     1,513,167
         17,730  International Business Machines Corp.                                           3,708,894
         20,060  (1) Koninklijke (Royal) Philips Electronics NV, ADR                             1,712,623
         33,242  Lucent Technologies, Inc.                                                       1,998,675
         38,475  (2) SCI Systems, Inc.                                                           1,464,455
         42,840  Xerox Corp.                                                                     2,516,850
                 Total                                                                          19,083,115
  Energy--10.0%
         19,225  BP Amoco PLC, ADR                                                            $  2,176,030
         42,750  Coastal Corp.                                                                   1,635,188
         22,430  Mobil Corp.                                                                     2,349,543
         18,705  Schlumberger Ltd.                                                               1,194,782
         45,620  Texaco, Inc.                                                                    2,862,655
                 Total                                                                          10,218,198
 Finance--13.8%
         23,230  American Express Co.                                                            3,035,871
         39,545  Bank One Corporation                                                            2,333,155
         31,462  Bank of America Corp.                                                           2,265,264
         45,050  BankBoston Corp.                                                                2,207,450
         37,730  Hartford Financial Services Group, Inc.                                         2,223,712
         48,505  Washington Mutual, Inc.                                                         1,994,768
                 Total                                                                          14,060,220
                 Health Care--6.4%
         27,815  American Home Products Corp.                                                    1,696,715
         18,649  Cardinal Health, Inc.                                                           1,115,443
        110,570  (2) Humana, Inc.                                                                1,506,516
         22,430  Johnson & Johnson                                                               2,186,925
                 Total                                                                           6,505,599
                 Utilities-Gas & Electric--3.1%
         36,865  Edison International                                                              903,193
         31,455  GPU, Inc.                                                                       1,199,222
         21,185  Peco Energy Co.                                                                 1,004,963
                 Total                                                                           3,107,378
                 Utilities-Telephone--6.7%
         42,503  AT&T Corp.                                                                      2,146,376
         22,010  Ameritech Corp.                                                                 1,506,309
         18,630  GTE Corp.                                                                       1,247,045
         23,115  (2) MCI Worldcom, Inc.                                                          1,899,764
                 Total                                                                           6,799,494
                 Total Common Stocks (identified cost $73,317,217)                              97,867,940
                 Preferred Stock--0.5%
                 Consumer Services--0.5%
         15,532  Cendant Corp., Conv. Pfd., $.94 (identified cost $595,424)                        492,170
    Principal
    Amount                                                                                         Value
(3) Repurchase Agreement--4.3%
     $4,415,000  Donaldson, Lufkin and Jenrette Securities Corp., 4.87%, dated 4/30/1999,
                 due 5/3/1999 (at amortized cost)                                               $4,415,000
                 Total Investments (identified cost $78,327,641)(4)                           $102,775,110

(1) Certain shares on loan to broker.
(2) Non-income producing security.
(3) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(4) The cost of investments for federal tax purposes amounts to $78,745,324. The net unrealized appreciation of investments on a federal tax basis amounts to $24,029,786 which is comprised of $27,577,389 appreciation and $3,547,603 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($101,656,607) at April 30, 1999.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

                            PORTFOLIO OF INVESTMENTS

                         Riggs Small Company Stock Fund
                                 April 30, 1999

 Shares                                                   Value
Common Stocks--94.1%
                        Basic Materials--3.4%
                19,100  (1) JLM Industries, Inc.                                                                  $    99,080
                13,285  Southdown, Inc.                                                                               851,070
                12,565  (1) Stillwater Mining Co.                                                                     355,747
                        Total                                                                                       1,305,897
                        Capital Goods--8.3%
                23,549  (1) Aeroflex, Inc.                                                                            344,404
                31,920  (1)(2) Building One Services Corp.                                                            486,780
                49,320  (1) Group Maintenance America Corp.                                                           659,655
                 9,770  (1) Landstar System, Inc.                                                                     380,419
                25,890  (1) SLI, Inc.                                                                                 710,357
                19,805  (1) Zebra Technologies Corp., Class A                                                         658,515
                        Total                                                                                       3,240,130
                        Consumer Cyclical--17.5%
                16,332  (1) Atlantic Coast Airlines Holdings, Inc.                                                    504,250
                18,270  (1) Furniture Brands International, Inc.                                                      457,892
                73,960  (1) Goody's Family Clothing, Inc.                                                             665,640
                35,365  (1) Just For Feet, Inc.                                                                       446,483
                53,950  (1) Mesa Air Group, Inc.                                                                      364,163
                16,255  (1) Pacific Sunwear of California                                                             602,959
                65,605  (1) Quaker Fabric Corp.                                                                       377,229
                40,485  (1) Rainbow Rentals, Inc.                                                                     475,699
                30,230  (1) Rent-A-Center, Inc.                                                                       937,130
                13,315  (1) Ryanair Holdings PLC, ADR                                                                 595,845
                17,345  SkyWest, Inc.                                                                                 450,970
                22,199  (1) United Stationers, Inc.                                                                   378,770
                43,107  (1) White Cap Industries, Inc.                                                                522,672
                        Total                                                                                       6,779,702
                        Consumer Services--8.0%
                18,576  (1)(2) Action Performance Cos., Inc.                                                          629,262
                33,650  (1) Global Imaging Systems, Inc.                                                              483,719
                39,075  (1) Metamor Worldwide, Inc.                                                                   764,405
                33,895  (1) Rare Hospitality International, Inc.                                                      610,110
                15,131  (1) ResortQuest International, Inc.                                                           253,444
                42,379  (1) Travel Services International, Inc.                                                       376,114
                        Total                                                                                       3,117,054
                        Consumer Staples--5.4%
                94,189  (1) NBTY, Inc.                                                                                476,832
                19,353  (1) Performance Food Group Co.                                                                512,855
                34,795  Richfood Holdings, Inc.                                                                       434,938
                17,800  (1)(2) Suiza Foods Corp.                                                                      668,613
                        Total                                                                                       2,093,238
          Energy--6.3%
                51,777  (1) National-Oilwell, Inc.                                                                $   673,101
                74,246  (1) Newpark Resources, Inc.                                                                   682,135
                72,960  (1) Patterson Energy, Inc.                                                                    588,240
                18,245  Tidewater, Inc.                                                                               483,493
                        Total                                                                                       2,426,969
                        Financial--21.6%
                43,745  Advanta Corp., Class B                                                                        475,727
                50,550  Allied Capital Corp.                                                                          909,900
                87,595  (1) Amresco, Inc.                                                                             569,368
                17,575  Apartment Investment & Management Co., Class A                                                704,098
                35,035  ESG RE Ltd.                                                                                   595,595
                16,590  (1) FPIC Insurance Group, Inc.                                                                746,550
                11,620  First Charter Corp.                                                                           251,283
                15,290  First Industrial Realty Trust                                                                 410,919
                22,675  Hubco, Inc.                                                                                   802,128
                59,985  Imperial Credit Commercial Mortgage Investment Corp.                                          588,603
                42,650  (1) Insurance Management Solutions Group, Inc.                                                447,825
                42,131  (1) Long Beach Financial Corp.                                                                468,707
                12,735  Peoples Bancorp, Inc.                                                                         134,513
                13,445  Southwest Securities Group, Inc.                                                              711,745
                14,272  Weingarten Realty Investors                                                                   591,395
                        Total                                                                                       8,408,356
                        Healthcare--13.1%
                15,025  Bindley Western Industries, Inc.                                                              463,897
                22,508  (1) Boron, LePore & Associates, Inc.                                                          230,707
                19,866  Cooper Companies, Inc.                                                                        312,890
                56,360  (1) Coventry Health Care, Inc.                                                                517,808
                17,992  (1) InfoCure Corp.                                                                            473,415
                79,208  (1) InterDent, Inc.                                                                           554,455
                14,395  (1) Maxxim Medical, Inc.                                                                      229,420
                67,436  (1) Physician Reliance Network, Inc.                                                          556,347
                12,199  (1) Priority HealthCare Corp., Class B                                                        618,337
                18,141  (1) Trigon Healthcare, Inc.                                                                   575,977
                32,435  (1) United Payors & United Providers, Inc.                                                    571,667
                        Total                                                                                       5,104,920
                        Technology--2.9%
                40,295  (1) Brooktrout Technology, Inc.                                                               601,907
                22,210  (1) ScanSource, Inc.                                                                          510,830
                        Total                                                                                       1,112,737
                        Technology Services--6.4%
                36,907  (1) Axent Technologies, Inc.                                                                  346,003
                32,572  (1) Genesys Telecommunications Laboratories, Inc.                                             582,225
                39,304  (1) International Telecommunication Data Systems, Inc.                                        444,627
             Shares or
             Principal
                Amount  Value
                        Common Stocks--continued
                        Technology Services--continued
                57,273  (1) Savior Technology Group, Inc.                                                         $   515,457
                30,755  (1) Symix Systems, Inc.                                                                       242,195
                15,410  (1) Tech Data Corp.                                                                           360,209
                        Total                                                                                       2,490,716
       Utilities--1.2%
                17,495  Northwestern Corp.                                                                            452,683
                        Total Common Stocks (identified cost $36,537,517)                                          36,532,402
                        (3) Repurchase Agreement--6.3%
            $2,465,000  Donaldson, Lufkin and Jenrette Securities Corp., 4.87% dated 4/30/1999, due 5/3/1999 (at
                        amortized cost)                                                                             2,465,000
                        Total Investments (identified cost $39,002,517)(4)                                        $38,997,402

(1) Non-income producing security.
(2) Certain shares on loan to broker.
(3) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(4) The cost of investments for federal tax purposes amounts to $39,002,517. The net unrealized depreciation of investments on a federal tax basis amounts to $5,115 which is comprised of $4,387,788 appreciation and $4,392,903 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($38,828,719) at April 30, 1999.

The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)

                      STATEMENTS OF ASSETS AND LIABILITIES

                                  Riggs Funds

                                 April 30, 1999

                                                                      U.S. Treasury      Prime      U.S. Government
                                                                      Money Market   Money Market      Securities
                                                                          Fund           Fund             Fund
Assets:
Investments in securities, at value                                    $ 36,473,776  $367,711,491       $32,562,555
Investments in repurchase agreements                                    104,705,000    63,719,000         6,039,000
 Total investments, at amortized cost and value                         141,178,776   431,430,491        38,601,555
Cash                                                                            400            --             3,733
Collateral for securities loaned, at fair value (Note 2)                  9,905,250     2,625,000         5,637,041
Income receivable                                                           602,029     2,938,909           446,443
Receivable for shares sold                                                  328,571       107,003            87,018
Receivable for investments sold                                                  --            --                --
Deferred organizational costs                                                    --            --                --
Other Assets                                                                     --            --                --
 Total assets                                                           152,015,026   437,101,403        44,775,790
Liabilities:
Income distribution payable                                                 363,317       831,098           129,086
Payable for investments purchased                                                --            --                --
Payable upon return of securities loaned (Note 2)                         9,905,250     2,625,000         5,637,041
Payable for shares redeemed                                                 329,869       146,861            38,783
Accrued expenses                                                             10,154        23,200            42,929
 Total liabilities                                                       10,608,590     3,626,159         5,847,839
Net Assets                                                             $141,406,436  $433,475,244       $38,927,951
Net Assets Consists of:
Paid in capital                                                        $141,406,436  $433,762,588       $41,190,425
Net unrealized appreciation (depreciation) of investments                        --            --          (290,173)
Accumulated net realized gain (loss) on investments                              --      (867,389)       (2,052,484)
Undistributed net investment income                                              --       580,045            80,183
Net operating loss                                                               --            --                --
 Total Net Assets                                                      $141,406,436  $433,475,244       $38,927,951
Class Y Shares                                                         $138,097,102  $425,053,665                --
Class R Shares                                                         $  3,309,334  $  8,421,579       $38,927,951
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Class Y Shares                                                         $       1.00  $       1.00                --
Class R Shares                                                         $       1.00  $       1.00             $9.85
Offering Price Per Share(1)
Class Y Shares                                                         $       1.00  $       1.00                --
Class R Shares(3)                                                      $       1.00  $       1.00             $9.85
Redemption Proceeds Per Share(2)
Class Y Shares                                                         $       1.00  $       1.00                --
Class R Shares(4)                                                      $       1.00  $       1.00             $9.65
Shares Outstanding:
Class Y Shares                                                          138,097,102   425,337,890                --
Class R Shares                                                            3,309,334     8,421,162         3,951,293
Investments, at identified cost                                        $141,178,776  $431,430,491       $38,891,728
Investments, at tax cost                                               $141,178,776  $431,430,491       $38,891,728

(1) See "What Shares Cost" in the Prospectus.
(2) See "Contingent Deferred Sales Charge" in the Prospectus.
(3) Computation of offering price per share 100/100.00 of net asset value.
(4) Computation of offering price per share 98/100 of net asset value. (See Notes which are an integral part of the Financial Statements)


                STATEMENTS OF ASSETS AND LIABILITIES--CONTINUED

                                  Riggs Funds
                                 April 30, 1999

                                                                                        Small
                                                                         Stock      Company Stock
                                                                          Fund           Fund
Assets:
Investments in securities, at value                                   $ 98,360,110    $36,532,402
Investments in repurchase agreements                                     4,415,000      2,465,000
Total investments, at amortized cost and value                         102,775,110     38,997,402
Cash                                                                         6,804          1,620
Collateral for securities loaned at fair value (Note 2)                  7,342,140      1,454,520
Income receivable                                                           65,736          1,436
Receivable for shares sold                                                  34,560          2,486
Receivable for investments sold                                            789,053        849,206
Deferred organizational costs                                                   --          6,154
Other Assets                                                                    --          1,180
 Total assets                                                          111,013,403     41,314,004
Liabilities:
Payable for investments payable                                          1,722,398        940,073
Payable upon return of securities loaned (Note 2)                        7,342,140      1,454,520
Payable for shares redeemed                                                166,393         54,592
Accrued expenses                                                           125,865         36,100
 Total liabilities                                                       9,356,796      2,485,285
Net Assets                                                            $101,656,607    $38,828,719
Net Assets Consists of:
Paid in capital                                                       $ 69,114,729    $43,593,657
Net unrealized appreciation (depreciation) of investments               24,447,469         (5,115)
Accumulated net realized gain (loss) on investments                      8,057,676     (4,759,823)
Undistributed net investment income                                         36,733             --
 Total Net Assets                                                     $101,656,607    $38,828,719
Class R Shares                                                        $101,474,313    $38,727,652
Class B Shares                                                        $    182,294    $   101,067
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Class R Shares                                                        $      15.80    $     11.27
Class B Shares                                                        $      15.73    $     11.21
Offering Price Per Share(1)
Class R Shares(3)                                                     $      15.80    $     11.27
Class B Shares(3)                                                     $      15.73    $     11.21
Redemption Proceeds Per Share(2)
Class R Shares(4)                                                     $      15.48    $     11.04
Class B Shares(5)                                                     $      14.94    $     10.65
Shares Outstanding:
Class R Shares                                                           6,421,021      3,437,661
Class B Shares                                                              11,586          9,012
Investments, at identified cost                                       $ 78,327,641    $39,002,517
Investments, at tax cost                                              $ 78,745,324    $39,002,517
(1) See "What Shares Cost" in the Prospectus.

(2) See "Contingent Deferred Sales Charge" in the Prospectus. (3) Computation of offering price per share 100/100.00 of net asset value. (4) Computation of offering price per share 98/100 of net asset value. (5) Computation of offering price per share 95/100 of net asset value. (See Notes which are an integral part of the Financial Statements)


                            STATEMENTS OF OPERATIONS

                                  Riggs Funds

                       For the Year Ended April 30, 1999

                                                U.S. Treasury        Prime      U.S. Government                    Small Company
                                                 Money Market    Money Market      Securities         Stock            Stock
                                                     Fund            Fund             Fund             Fund             Fund
Investment Income:
Dividends                                         $       --      $        --        $       --   $ 1,350,333(1)   $    370,959
Interest                                           6,486,513       17,663,101         2,228,642       143,799           139,941
 Total investment income                           6,486,513       17,663,101         2,228,642     1,494,132           510,900
Expenses:
Investment advisory fee                              635,522        1,652,495           277,475       756,558           333,762
Administrative personnel and services fee            177,826          462,021            51,778       141,350            58,587
Custodian fees                                        25,421           66,100             7,399        20,175             8,549
Transfer and dividend disbursing agent fees
 and expenses                                         13,346           35,592            17,161        46,248            27,006
Trustees' fees                                         1,464            4,831             1,730         3,009             2,009
Auditing fees                                         14,676           14,692            15,603        15,330            16,428
Legal fees                                             2,282            4,190             2,110         3,647             2,190
Portfolio accounting fees                              1,861            2,617             4,475         3,024             3,193
Distribution services fee--Class R Shares             14,901(2)        17,064            92,719       241,118            95,808
Distribution services fee--Class B Shares                 --               --                --           653(3)            709(4)
Shareholder services fees -- Class Y Shares          312,575          824,862                --            --                --
Shareholder services fees--Class R Shares              8,609(2)         9,405            82,762       216,250            85,927
Shareholder services fees--Class B Shares                 --               --                --           211(3)            228(4)
Share registration costs                              26,024           22,704            16,873        27,487            18,824
Printing and postage                                   6,931            5,668             5,472         7,110             9,116
Insurance premiums                                     3,277            4,475             2,644         2,739             2,374
Miscellaneous                                          4,131            5,665             3,018         5,926            11,592
 Total expenses                                    1,248,846        3,132,381           581,219     1,490,835           676,302
Waivers:
Waiver of investment advisory fee                         --               --          (147,987)           --                --
Waiver of Distribution service fee--Class R
 Shares                                               (7,104)          (8,307)          (37,524)      (99,487)          (40,526)
Waiver of Shareholder services fee -- Class
 Y Shares                                           (312,575)        (824,862)               --            --                --
Waiver of Shareholder services fee--Class R
 Shares                                               (6,312)          (6,995)          (60,683)     (159,597)          (63,815)
Waiver of Shareholder services fee--Class B
 Shares                                                   --               --                --          (145)             (160)
 Total waivers                                      (325,991)        (840,164)         (246,194)     (259,229)         (104,501)
Net expenses                                         922,855        2,292,217           335,025     1,231,606           571,801
     Net investment income (loss)                  5,563,658       15,370,884         1,893,617       262,526           (60,901)
Realized and Unrealized Gain (Loss) on
 Investments:
Net realized gain (loss) on investments                   --           20,206           695,321     8,227,259        (4,753,762)
Net change in unrealized appreciation
 (depreciation)
of investments                                            --               --          (498,899)   (3,149,465)      (11,661,505)
 Net realized and unrealized gain (loss) on
  investments                                             --           20,206           196,422     5,077,794       (16,415,267)
   Change in net assets resulting from
    operations                                    $5,563,658      $15,391,090        $2,090,039   $ 5,340,320      $(16,476,168)

(1)  Net of taxes withheld $862.
(2) Reflects operations for the period from July 7, 1998 (date of initial public investment) to April 30, 1999.
(3) Reflects operations for the period from July 19, 1998 (date of initial public investment) to April 30, 1999.
(4) Reflects operations for the period from July 17, 1998 (date of initial public investment) to April 30, 1999.
(See Notes which are an integral part of the Financial Statements)


                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Riggs Funds

                                     U.S. Treasury                       Prime Money                     U.S. Government
                                      Money Market                          Market                          Securities
                                         Fund                                Fund                              Fund
                                  Year Ended April 30,                Year Ended April 30,            Year Ended April 30,
                               1999                  1998             1999              1998           1999          1998
Increase (Decrease) in Net
 Assets:
Operations--
Net investment income          $   5,563,658      $   6,876,836   $    15,370,884   $    18,383,309   $ 1,893,617   $  1,932,020
Net realized gain (loss) on
 investments                              --                 --            20,206           (15,106)      695,321        933,219
Net change in unrealized
 appreciation
(depreciation) of
 investments                              --                 --                --                --      (498,899)       349,287
 Change in net assets
  resulting from operations        5,563,658          6,876,836        15,391,090        18,368,203     2,090,039      3,214,526
Distributions to
 Shareholders--
Distributions from net
 investment income
 Class Y Shares                   (5,454,096)        (6,876,836)      (15,228,454)      (18,106,563)           --             --
 Class R Shares                     (109,562)(1)             --          (142,430)         (276,746)   (1,847,619)    (1,973,265)
Change in net assets
 resulting from
 distributions
to shareholders                   (5,563,658)        (6,876,836)      (15,370,884)      (18,383,309)   (1,847,619)    (1,973,265)
Share Transactions--
Proceeds from sales of
 shares                          275,302,536        277,959,898     1,459,921,511     1,668,483,944    10,292,077     12,504,323
Net asset value of shares
 issued to shareholders
in payment of distributions
 declared                          1,407,097          1,500,215         4,903,575         6,222,769       367,680        348,824
Cost of shares redeemed         (252,727,690)      (303,046,901)   (1,350,000,108)   (1,754,361,234)   (6,526,922)   (11,370,863)
 Change in net assets
  resultingfrom
 share transactions               23,981,943        (23,586,788)      114,824,978       (79,654,521)    4,132,835      1,482,284
Change in net assets              23,981,943        (23,586,788)      114,845,184       (79,669,627)    4,375,255      2,723,545
Net Assets:
Beginning of period              117,424,493        141,011,281       318,630,060       398,299,687    34,552,696     31,829,151
End of period                  $ 141,406,436      $ 117,424,493   $   433,475,244   $   318,630,060   $38,927,951   $ 34,552,696
Undistributed net
 investment income included
 in
net assets at end of period               --                 --   $       580,045   $       578,296   $    80,183             --
Net gain (loss) as computed
 for federal
tax purposes                              --                 --   $         8,716   $        (4,102)  $   682,054   $    843,130

(1) Reflects operations for the period from July 7, 1998 (date of initial public investment) to April 30, 1999.
(See Notes which are an integral part of the Financial Statements)

                 STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED

                                  Riggs Funds

                                                                                                      Small Company
                                                                       Stock Fund                      Stock Fund
                                                                   Year Ended April 30,             Year Ended April 30,
                                                                  1999            1998             1999            1998
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)                                   $    262,526      $    663,953   $    (60,901)     $  (108,923)
Net realized gain (loss) on investments                           8,227,259        23,430,065     (4,753,762)      10,175,481
Net change in unrealized appreciation
 (depreciation) of investments                                   (3,149,465)       10,177,213    (11,661,505)      12,217,509
 Change in net assets resulting from operations                   5,340,320        34,271,231    (16,476,168)      22,284,067
Distributions to Shareholders--
Distributions from net investment income
Class R Shares                                                     (292,776)         (683,221)            --               --
 Class B Shares                                                         (57)(2)            --             --               --
Distributions from net realized gains
 Class R Shares                                                 (10,140,817)      (23,035,017)    (5,407,163)      (7,596,605)
 Class B Shares                                                     (11,768)(2)            --        (18,999)(3)           --
Change in net assets resulting from distributions
 to shareholders                                                (10,445,418)      (23,718,238)    (5,426,162)      (7,596,605)
Share Transactions--
Proceeds from sales of shares                                    23,801,961        36,671,637     23,672,150       23,389,601
Net asset value of shares issued to shareholders in
payment of distributions declared                                10,170,057         7,420,981      5,415,147          774,594
Cost of shares redeemed                                         (44,325,647)      (26,672,024)   (26,579,582)      (8,405,450)
 Change in net assets resultingfrom share transactions          (10,353,629)       17,420,594      2,507,715       15,758,745
   Change in net assets                                         (15,458,727)       27,973,587    (19,394,615)      30,446,207
Net Assets:
Beginning of period                                             117,115,334        89,141,747     58,223,334       27,777,127
End of period                                                  $101,656,607      $117,115,334   $ 38,828,719      $58,223,334
Undistributed net investment income included in
net assets at end of period                                    $     36,733      $     79,672             --               --
Net gain (loss) as computed for federal tax purposes           $  8,539,951      $ 23,589,130   $ (3,967,647)     $10,181,542

(2) Reflects operations for the period from July 19, 1998 (date of initial public investment) to April 30, 1999.
(3) Reflects operations for the period from July 17, 1998 (date of initial public investment) to April 30, 1999.

                              FINANCIAL HIGHLIGHTS

                                  Riggs Funds

(For a share outstanding throughout each period)


                                            Net Asset         Net         Net Realized                 Distributions   Distributions
                                   Year       Value,      Investment     and Unrealized   Total From      from Net       from Net
             Ended               beginning    Income    Gain (Loss) on     Investment     Investment      Realized        Capital
           April 30,             of period    (Loss)      Investments      Operations       Income         Gains       Contribution
U.S. Treasury Money Market Fund Y Shares
             1995                   $ 1.00       0.04               --             0.04        (0.04)             --              --
             1996                   $ 1.00       0.05               --             0.05        (0.05)             --              --
             1997                   $ 1.00       0.05               --             0.05        (0.05)             --              --
             1998                   $ 1.00       0.05               --             0.05        (0.05)             --              --
             1999                   $ 1.00       0.04               --             0.04        (0.04)             --              --
U.S. Treasury Money Market Fund R Shares
            1999(3)                 $ 1.00       0.03               --             0.03        (0.03)             --              --
Prime Money Market Fund Y Shares
             1995                   $ 1.00      0.047           (0.003)           0.044       (0.047)             --           0.003
             1996                   $ 1.00       0.05               --             0.05        (0.05)             --              --
             1997                   $ 1.00       0.05               --             0.05        (0.05)             --              --
             1998                   $ 1.00       0.05               --             0.05        (0.05)             --              --
             1999                   $ 1.00       0.05               --             0.05        (0.05)             --              --
Prime Money Market Fund R Shares
            1996(6)                 $ 1.00       0.02               --             0.02        (0.02)             --              --
             1997                   $ 1.00       0.05               --             0.05        (0.05)             --              --
             1998                   $ 1.00       0.05               --             0.05        (0.05)             --              --
             1999                   $ 1.00       0.04               --             0.04        (0.04)             --              --
U.S. Government Securities Fund R Shares
             1995                   $ 9.46       0.56            (0.11)            0.45        (0.56)             --              --
             1996                   $ 9.35       0.59             0.12             0.71        (0.59)             --              --
             1997                   $ 9.47       0.60            (0.07)            0.53        (0.59)             --              --
             1998                   $ 9.41       0.56             0.37             0.93        (0.57)             --              --
             1999                   $ 9.77       0.52             0.06             0.58        (0.50)             --              --
Stock Fund Fund R Shares
             1995                   $11.89       0.20             1.39             1.59        (0.19)          (0.60)             --
             1996                   $12.69       0.18             4.00             4.18        (0.18)          (0.85)             --
             1997                   $15.84       0.20             2.28             2.48        (0.20)          (2.71)             --
             1998                   $15.41       0.11             5.20             5.31        (0.11)          (4.04)             --
             1999                   $16.57       0.04             0.94             0.98        (0.04)          (1.71)             --
Small Company Stock Fund R Shares
            1995(7)                 $10.00       0.02             0.41             0.43           --              --              --
             1996                   $10.43      (0.02)            4.05             4.03        (0.01)          (0.35)             --
             1997                   $14.10      (0.01)           (0.47)           (0.48)          --           (0.82)             --
             1998                   $12.80      (0.04)            9.23             9.19           --           (3.19)             --
             1999                   $18.80      (0.02)           (5.66)           (5.68)          --           (1.85)             --

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2) During the period certain fees were voluntarily waived. If such waivers had not occurred, the ratios would have been as indicated.
(3) Reflects operations for the period from July 7, 1998 (date of initial public investment) to April 30, 1999.
(4) Computed on an annualized basis.


                                                              Ratios to Average Net Assets
                                                                                        Net
                                                                                     Investment
                                                           Net                         Income       Net Assets,
                Net Asset                              Investment       Expenses       (Loss)          end
     Total      Value, end  Total                        Income         (after         (after        of period     Portfolio
 Distributions  of period  Return(1)   Expenses(2)     (Loss)(2)        waivers)      waivers)    (000 omitted)     Turnover

    (0.04)         $ 1.00    4.39%         0.80%           4.13%           0.60%           4.33%         $ 81,089         --
    (0.05)         $ 1.00    5.28%         0.78%           4.99%           0.60%           5.17%         $107,104         --
    (0.05)         $ 1.00    4.83%         0.70%           4.61%           0.57%           4.74%         $141,011         --
    (0.05)         $ 1.00    5.00%         0.71%           4.80%           0.63%           4.88%         $117,424         --
    (0.04)         $ 1.00    4.49%         0.97%           4.14%           0.72%           4.39%         $138,097         --

    (0.03)         $ 1.00    3.35%         1.55%(4)        3.39%(4)        1.08%(4)        3.86%(4)      $  3,309         --

    (0.044)        $ 1.00    4.84%(5)      0.68%           4.48%           0.44%           4.72%         $284,059         --
    (0.05)         $ 1.00    5.50%         0.70%           5.07%           0.51%           5.26%         $367,742         --
    (0.05)         $ 1.00    5.09%         0.68%           4.83%           0.51%           5.00%         $372,037         --
    (0.05)         $ 1.00    5.22%         0.69%           5.00%           0.58%           5.11%         $318,122         --
    (0.05)         $ 1.00    4.76%         0.94%           4.40%           0.69%           4.65%         $425,054         --

    (0.02)         $ 1.00    0.74%         1.26%(4)        4.39%(4)        1.07%(4)        4.58%(4)      $     10         --
    (0.05)         $ 1.00    4.57%         1.18%           4.41%           1.01%           4.58%         $ 26,263         --
    (0.05)         $ 1.00    4.92%         1.18%           4.33%           1.00%           4.51%         $    508         --
    (0.04)         $ 1.00    4.49%         1.49%           3.79%           1.03%           4.25%         $  8,422         --

    (0.56)         $ 9.35    5.01%         1.20%           5.66%           0.80%           6.06%         $ 46,820         62%
    (0.59)         $ 9.47    7.60%         1.20%           5.64%           0.80%           6.04%         $ 50,919         28%
    (0.59)         $ 9.41    5.79%         1.27%           5.96%           0.87%           6.36%         $ 31,829         71%
    (0.57)         $ 9.77   10.14%         1.22%           5.47%           0.82%           5.87%         $ 34,521         75%
    (0.50)         $ 9.85    6.03%         1.58%           4.45%           0.91%           5.12%         $ 38,928         55%

    (0.79)         $12.69   14.16%         1.12%           1.52%           0.98%           1.66%         $ 66,019         46%
    (1.03)         $15.84   33.73%         1.08%           1.14%           0.96%           1.26%         $ 84,797         81%
    (2.91)         $15.41   16.34%         1.03%           1.14%           0.91%           1.26%         $ 89,142         75%
    (4.15)         $16.57   39.68%         1.00%           0.56%           0.93%           0.63%         $117,115         94%
    (1.75)         $15.80    6.50%         1.48%           0.00%           1.22%           0.26%         $101,474         52%

      --           $10.43    4.30%         3.20%(4)       (0.56%)(4)       1.66%(4)        0.98%(4)      $  7,609          8%
    (0.36)         $14.10   39.43%         1.94%          (0.93%)          1.14%          (0.13%)        $ 19,289         70%
    (0.82)         $12.80   (3.76%)        1.46%          (0.53%)          1.00%          (0.07%)        $ 27,777         93%
    (3.19)         $18.80   77.85%         1.18%          (0.35%)          1.09%          (0.26%)        $ 58,223         108%
    (1.85)         $11.27  (30.33%)        1.63%          (0.40%)          1.37%          (0.14%)        $ 38,728         100%

(5) Total return would have remained at 4.84% absent the capital contribution by Riggs National Corp.
(6) Reflects operations for the period from December 12, 1995 (date of initial public investment) to April 30, 1996.
(7) Reflects operations for the period from February 27, 1995 (date of initial public investment) to April 30, 1995.
(See Notes which are an integral part of the Financial Statements)


                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                  Riggs Funds

                                 April 30, 1999

(1) Organization

Riggs Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Board of Trustees approved a change in the name of the Trust from RIMCO Monument Funds to Riggs Funds, the name of the Bond Fund to U.S. Government Securities Fund, and the name of the Small Capitalization Equity Fund to Small Company Stock Fund, effective July 1, 1998. The Trust consists of five diversified portfolios (individually referred to as the "Fund", or collectively as the
"Funds") which are presented herein:                   Portfolio Name Investment
Objective         Riggs U.S. Treasury Money Market Fund To provide current income consistent with ("Treasury Fund") stability of principal and liquidity.

Riggs Prime Money Market Fund To provide current income consistent with ("Prime
Fund") stability of principal and liquidity.

Riggs U.S. Government Securities Fund   To achieve current income.
("U.S. Government Securities Fund")

Riggs Stock Fund ("Stock Fund") To provide growth of capital and income.

Riggs Small Company Stock Fund          To provide long-term capital appreciation.
("Small Company Fund")

Effective July 1, 1998, Prime Fund and Treasury Fund offered two classes of shares, Class Y Shares and Class R Shares (formerly, Class A Shares and Class B Shares, respectively, for Prime Fund); U.S. Government Securities Fund continued to issue one class of shares (designated as Class R Shares); and Stock Fund and Small Company Fund offered two classes of shares, its existing class (redesignated as Class R Shares) and a new class (designated as Class B Shares).

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities, listed corporate bonds (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities (and investments in closed-end investment companies) are valued at the last sale price reported on its primary national securities exchange. For the money market Funds within the Trust, the use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book/tax treatments paydown gains and losses, wash sales and net operating losses. The following reclassifications have been made to the financial statements.

                                             Increase (Decrease)
                                                Undistributed    Accumulated
                                    Paid-In    Net Investment   Net Realized
            Fund Name               Capital     Income (Loss)    Gain (Loss)
Prime Fund                         $     132         $  1,749       $ (1,881)
U.S. Government Securities Fund            1           34,185        (34,186)
Stock Fund                                --          (12,632)        12,632
Small Company Fund                  (214,255)          60,901        153,354
Federal Taxes

It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At April 30, 1999, the Prime Fund, U.S. Government Fund and Small Company Fund for federal tax purposes, had a capital loss carryforward of $867,389, 2,051,149 and $3,967,647, respectively, which will reduce each Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Prime Fund, U.S. Government Securities Fund and Small Company Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward of the Prime Fund will expire 2002 ($828,203), 2003 ($20,474), 2005 ($14,610), and 2006 ($4,102). The
capital loss carryforward of the U.S. Government Securities Fund will expire 2003 ($1,580,823), and 2005 ($470,326). The capital loss carryforward of the Small Company Fund will expire in 2006.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Deferred Expenses

The costs incurred by each Fund with respect to organization of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

Securities Lending

Under guidelines adopted by the Board of Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 100% of the current market value of the loaned securities. Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds return a portion of interest on any cash received as collateral and continue to receive interest or dividends on securities loaned. Included in interest income is $4,736, $1,240, $2,755, $4,826 and $9,248 for
Treasury Fund, Prime Fund, U.S. Government Securities Fund, Stock Fund and Small Company Fund, respectively, of income earned on securities lending transactions.

Loans will be made to firms deemed by the Company's adviser to be of good financial standing and will not be made unless, in the judgment of the Company's adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Funds' rights should the borrower of the securities fail financially.

As of April 30, 1999, the value of securities loaned plus interest, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

                                                     Market Value of   Payable on Collateral
Fund                                                 Securities Loaned       Due Broker
Treasury Fund                                              $9,458,162             $9,905,250
Prime Fund                                                 $2,551,595             $2,625,000
U.S. Government Securities Fund                            $5,529,870             $5,637,041
Stock Fund                                                 $7,195,507             $7,342,140
Small Company Fund                                         $1,417,648             $1,454,520
Cash collateral is held in a segregated account.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                       Treasury Fund
                                                                      Year Ended                          Year Ended
                         Class Y Shares                             April 30, 1999                      April 30, 1998
Shares sold                                                           268,593,093                          277,959,898
Shares issued to shareholders in payment of distributions
 declared                                                               1,297,638                            1,500,215
Shares redeemed                                                      (249,218,122)                        (303,046,901)
Net change resulting from Class Y Share transactions                   20,672,609                          (23,586,788)

                                                                   Treasury Fund
                                                                     Period Ended
Class R Shares                                                     April 30, 1999(1)
Shares sold                                                             6,709,443
Shares issued to shareholders in payment of distributions
 declared                                                                 109,459
Shares redeemed                                                        (3,509,568)
Net change resulting from Class R Share transactions                    3,309,334
Net change resulting from share transactions                           23,981,943

                                                                                        Prime Fund
                                                                    Year Ended                            Year Ended
Class Y Shares                                                    April 30, 1999                        April 30, 1998
Shares sold                                                         1,431,651,736                        1,618,160,015
Shares issued to shareholders in payment of distributions
 declared                                                               4,766,066                            6,212,437
Shares redeemed                                                    (1,329,505,824)                      (1,678,272,255)
Net change resulting from Class Y Share transactions                  106,911,978                          (53,899,803)

                                                                                        Prime Fund
                                                                    Year Ended                            Year Ended
Class R Shares                                                    April 30, 1999                        April 30, 1998
Shares sold                                                            28,269,775                           50,323,930
Shares issued to shareholders in payment of distributions
 declared                                                                 137,509                               10,332
Shares redeemed                                                       (20,494,284)                         (76,088,979)
Net change resulting from Class R Share transactions                    7,913,000                          (25,754,717)
Net change resulting from share transactions                          114,824,978                          (79,654,520)

                                                                                      U.S. Government
                                                                                      Securities Fund
                                                                    Year Ended                            Year Ended
Class R Shares                                                    April 30, 1999                        April 30, 1998
Shares sold                                                             1,031,656                            1,294,447
Shares issued to shareholders in payment of distributions
 declared                                                                  36,800                               35,958
Shares redeemed                                                          (653,284)                          (1,177,844)
Net change resulting from Class R Share transactions                      415,172                              152,561

(1) Reflects operations for the period from July 7, 1998 (date of initial public investment) to April 30, 1999.


                                                                                                Stock Fund
                                                                           Year Ended                          Year Ended
                                                                          April 30, 1999                      April 30, 1998
Class R Shares                                                        Amount              Shares            Amount         Shares
Shares sold                                                       $    23,625,339           1,542,657     $ 36,671,637    2,347,730
Shares issued to shareholders in payment of
distributions declared                                                 10,158,300             676,733        7,420,981      530,956
Shares redeemed                                                       (44,312,176)         (2,867,893)     (26,672,024)  (1,591,271)
Net change resulting from Class R Share transactions              $   (10,528,537)           (648,503)    $ 17,420,594    1,287,415

                                   Stock Fund
                                  Period Ended
                                April 30, 1999(2)
Class B Shares                                          Amount          Shares
Shares sold                                          $    176,622      11,692
Shares issued to shareholders in payment
of distributions declared                                  11,757         785
Shares redeemed                                           (13,471)       (891)
Net change resulting from Class B Share transactions $    174,908      11,586
Net change resulting from share transactions         $(10,353,629)   (636,917)


                                        Small Company Fund
                               Year Ended                Year Ended
                              April 30, 1999           April 30, 1998
Class R Shares             Amount        Shares     Amount       Shares

Shares sold             $ 23,513,675   1,811,335  $23,389,601  1,357,019
Shares issued to
shareholders in
payment of
distributions declared     5,396,154     472,104      774,594     51,264
Shares redeemed          (26,536,536) (1,942,196)  (8,405,450)  (482,797)
Net change resulting
from Class R
Shares transactions     $  2,373,293     341,243  $15,758,745    925,486

                                                 Small Company Fund
                                                   Period Ended
                                                  April 30, 1999(3)
Class B Shares                                  Amount         Shares
Shares sold                                   $  158,475         11,167
Shares issued to shareholders in
payment of distributions declared                 18,993          1,668
Shares redeemed                                  (43,046)        (3,822)
Net change resulting from Class B
Share transactions                            $  134,422          9,013
Net change resulting from transactions        $2,507,715        350,256

(2) Reflects operations for the period from July 19, 1998 (date of initial public investment) to April 30, 1999.

(3) Reflects operations for the period from July 17, 1998 (date of initial public investment) to April 30, 1999.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisery Fee

Riggs Investment Management Corp., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund                              Annual Rate

Treasury Fund                        0.50%
Prime Fund                           0.50%
U.S. Government Securities Fund      0.75%
Stock Fund                           0.75%
Small Company Fund                   0.80%

Administrative Fee

Federated Administrative Services ("FAS") provides the Trust with certain administrative personnel and services (including certain legal, fund accounting and transfer agency services). The FAS fee is based on the level of average aggregate net assets of the Trust for the period.

Distribution Services Fee

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the fund to finance activities intended to result in the sale of the Fund's Class R and Class B Shares. Effective July 1, 1998, the Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

                         Percentage of
                      Average Net Assets
Share Class Name           of Class
Class R Shares              0.25%
Class B Shares              0.75%

The Class R Shares of the Money Market Funds may pay the distributor a fee computed at an annual rate of up to 0.50% of the average daily net assets.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with FAS, effective July 1, 1998, each Fund pays up to 0.25% of average daily net assets of the Fund for the period. The fee is paid to FAS to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees

Riggs Bank N.A. is the Fund's custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the year ended April 30, 1999, the following amounts were paid pursuant to this agreement:

                                 Organizational
                                  Expenses Paid
                                         Organizational   for the Year Ended
Fund                  Effective Date        Expenses        April 30, 1999

Small Company Fund   February 6, 1995        $22,693           $6,150

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions

Purchases and sales of investments, excluding short-term obligations, for the year ended April 30, 1999, were as follows:

              Fund                  Purchases      Sales

U.S. Government Securities Fund    $20,568,571  $19,047,218
Stock Fund                          51,204,037   70,897,158
Small Company Fund                  39,722,586   40,278,012

(6) Year 2000 (unaudited)

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the funds.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of

RIGGS FUNDS:

We have audited the accompanying statements of assets and liabilities of Riggs U.S. Treasury Money Market Fund, Riggs Prime Money Market Fund, Riggs U.S. Government Securities Fund, Riggs Stock Fund and Riggs Small Company Stock Fund (investment portfolios of Riggs Funds, a Massachusetts business trust), including the schedules of portfolios of investments, as of April 30, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the period ended April 30, 1999 (as presented on pages 22 and 23). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the four years ended April 30, 1998 and the statements of changes for the year ended April 30, 1998 were audited by other auditors whose report dated June 22, 1998 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riggs U.S. Treasury Money Market Fund, Riggs Prime Money Market Fund, Riggs U.S. Government Securities Fund, Riggs Stock Fund and Riggs Small Company Stock Fund (investment portfolios of Riggs Funds) as of April 30, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the period ended April 30, 1999 (as presented on pages 22 and 23), in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts,
June 22, 1999

                                    TRUSTEES

                                John F. Donahue

                                Thomas G. Bigley

                              John T. Conroy, Jr.

                            Nicholas P. Constantakis

                              William J. Copeland

                            Lawrence D. Ellis, M.D.

                            Edward L. Flaherty, Jr.

                               Edward C. Gonzales

                                Peter E. Madden

                              John E. Murray, Jr.

                                Wesley W. Posvar

                               Marjorie P. Smuts

                                 John S. Walsh

                         *Trustees as of June 15, 1999.

                                    OFFICERS

                                John F. Donahue
                                    Chairman

                               Edward C. Gonzales
                            President and Treasurer

                             J. Christopher Donahue
                            Executive Vice President

                               John W. McGonigle
                     Executive Vice President and Secretary

                                Joseph S. Machi
                     Vice President and Assistant Treasurer

                               Richard B. Fisher
                                 Vice President

                               C. Grant Anderson
                              Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.


Cusip 76656A 104 Cusip 76656A 203 Cusip 76656A 302 Cusip 76656A 500 Cusip 76656A
609 Cusip 76656A 807 Cusip 76656A 401 2052603 (6/99)



COMBINED ANNUAL REPORT
TO SHAREHOLDERS
April 30,1999



Class B Shares
Riggs Stock Fund
Riggs Small Company Stock Fund


Mutual Funds are not FDIC insured and are not deposits or obligations of or guaranteed by Riggs Bank N.A. They involve investment risks, including the possible loss of the principal amount invested.

[RIGGS LOGO]

Federated Securities Corp., Distributor

                              PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the first Annual Report for the Riggs Stock Funds--Class B Shares, which covers the initial 9 1/2 month period of the operation of this new share class through April 30, 1999. It begins with an investment commentary by each portfolio manager, followed by a complete list of holdings and the financial statements for Riggs Stock Fund and Riggs Small Company Stock Fund.

Although the Dow Jones Industrial Average continued its upward momentum, it was a deceptive trend to many stock investors, because day-to-day volatility was high and the market breadth was exceptionally narrow. Most of the market's performance was concentrated in a narrow band of large-company growth stocks and Internet-related stocks. The performance highlights of each Riggs stock fund is as follows:

Riggs Stock Fund

During the period ended April 30, 1999, the fund's diversified portfolio of high-quality stocks--which included many household names like Alcoa, American Express, Compaq, Intel, Johnson & Johnson, Mobil, Sears, and Xerox--produced a total return of 5.31% (0.59% adjusted for the maximum 5.00% redemption fee) for Class B Shares (the fund's Class B Shares began operation on July 19, 1998).* This return was the result of $0.01 per share in dividend income and $1.71 per share in capital gains. The fund's total net assets totaled $101.7 million for the period ended April 30, 1999.

Riggs Small Company Stock Fund

As the most aggressive fund in the Riggs family, this fund invests in carefully selected stocks issued by small companies.+ In an extremely weak environment for small-company stocks, the fund produced a negative total return of (24.43%), or (27.68%) adjusted for the maximum 5.00% redemption fee, for Class B Shares (the fund's Class B Shares began operation on July 17, 1998).* The negative return resulted from a decline in net asset value. The fund paid $1.85 per share in capital gains. For the period ended April 30, 1999, fund assets totaled $38.8 million.

Thank you for pursuing your financial goals through the diversification and professional management of the Riggs stock funds. We'll continue to update you on your investment.

Sincerely,


/s/ Edward C. Gonzales

Edward C. Gonzales

President

June 15, 1999

     * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     + Small cap stocks have historically experienced greater volatility than average.

                               INVESTMENT REVIEW
Riggs Stock Fund ("Stock Fund")
Riggs Small Company Stock Fund
("Small Company Fund")

Over the past fiscal year ended April 30, 1999, the global equity markets experienced the highest volatility since 1990. Foreign currency instability and weak economies overseas were offset by a continued strong domestic economy. This past year we also witnessed the second president since Andrew Johnson to be impeached by the House of Representatives. The reaction to all the news in the financial markets was an initial rush to the biggest and safest securities, yet we ended the year with the nascent improvement of worldwide economies and the broadening out of the equity markets. For the year as a whole, it was one of the narrowest markets in over 30 years as the top 10% of stocks in the general market generated 75% of the returns. It was also a challenging year for active money managers. However, everything moves in cycles and as we start a new fiscal year, we are encouraged by the improved earnings growth outlook for a large number of companies and the market's appreciation of securities offering excellent long term value.

For the period from July 19, 1998 (start of performance) to April 30, 1999, the Class B Shares of the Stock Fund generated a total return of 5.31%, based on net asset value.* For the period from July 17, 1998 (start of performance) to April 30, 1999, the Class B Shares of the Small Company Fund generated a total return of (24.43%), based on net asset value.* Our investment philosophy in managing both equity funds is to balance long-term valuation with the catalyst of short-term earnings acceleration. We employ our methodology which we call Value Momentum, by initially analyzing four key factors: (1) relative price; (2) earnings growth relative to the stock's price-to-earnings multiple; (3) earnings estimate revisions; and (4) relative price strength. For stocks scoring highly in this process, we focus on the fundamental changes that management is implementing within these companies to generate earnings growth. We then invest in those companies in which we have the most confidence in management.

We maintain a broad diversification of stocks among industries. In the Stock Fund our largest sector exposure has been in technology, with IBM, our largest stock in the sector and in the Stock Fund, at 3.0%. Management has done a superior job turning around the earnings prospects by focusing on services, software and products. At fiscal year end our largest overweights were in energy and the basic materials sector. We see a higher degree of confidence in earnings growth in these sectors based in part on industry consolidation and company restructuring. Mobil, which is soon to be merged with Exxon, and BP AMOCO, formed by the merger of British Petroleum and Amoco, are the leading consolidators in the energy sector. We are encouraged by the restructuring at Georgia Pacific to generate an accelerating earnings growth through cost cutting and productivity initiatives. These initiatives were implemented several years ago and are currently bearing fruit.

In the Small Company Fund, the current valuation of this sector of the market is the most attractive we have seen in 30 years. We believe the opportunities available are great as confidence in earnings growth appears to be improving. Finance and consumer cyclicals are the largest sectors we have invested in, with health care being the largest overweight. Rent-A-Center, Interdent, and Apartment Investment & Management are some of the leading stocks in these sectors. All three companies are generating improving earnings growth as they consolidate their lead in their respective industries.

We believe the outlook for stocks to be encouraging due to the improved prospects for corporate earnings growth as worldwide economies rebound. Through all market environments, we believe that our disciplined focus on undervalued companies with solid earnings growth should reward shareholders.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Riggs Stock Fund
Class B Shares

Growth of $10,000 Invested in Riggs Stock Fund, Class B Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Stock Fund, Class B Shares (the "Fund") from July 19, 1998 (start of performance) to April 30, 1999, compared to the Standard & Poor's 500 Index ("S&P 500").+


               "Graphic representation "D" omitted. See Appendix."


       AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED APRIL 30, 1999

              Start of Performance (7/19/98) (cumulative)  0.59%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

     * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

     ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

     + S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

Riggs Small Company Stock Fund
Class B Shares

Growth of $10,000 Invested in Riggs Small Company Stock Fund, Class B Shares

The graph below illustrates the hypothetical investment of $10,000* in the Riggs Small Company Stock Fund, Class B Shares (the "Fund") from July 17, 1998 (start of performance) to April 30, 1999, compared to the Russell 2000 Index ("Russell 2000").+


               "Graphic representation "E" omitted. See Appendix."


       AVERAGE ANNUAL TOTAL RETURN** FOR THE PERIOD ENDED APRIL 30, 1999

             Start of Performance (7/17/98) (cumulative)  (27.68)%

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

     * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a maximum 5.00% contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The Russell 2000 has been adjusted to reflect reinvestment of dividends on securities in the index.

     ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

     + The Russell 2000 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. This index is unmanaged.

                            PORTFOLIO OF INVESTMENTS
                                Riggs Stock Fund
                                 April 30, 1999

        Shares                                                         Value
Common Stocks--96.3%
Basic Materials--6.0%
    28,640  Alcoa, Inc.                                     $   1,782,840
    28,240  Fort James Corp.                                    1,073,120
    21,681  Georgia-Pacific Corp.                               2,005,493
    40,620  USX-U.S. Steel Group, Inc.                          1,228,755
            Total                                               6,090,208
Capital Goods--10.2%
    29,520  (1) Ingersoll-Rand Co.                              2,042,415
    21,870  Textron, Inc.                                       2,014,774
    28,855  Tyco International Ltd.                             2,344,469
    15,245  United Technologies Corp.                           2,208,619
    31,085  Waste Management, Inc.                              1,756,303
            Total                                              10,366,580
Consumer Cyclical--8.4%
    16,309  Eastman Kodak Co.                                   1,217,059
    86,709  (2) Office Depot, Inc.                              1,907,587
    34,275  Sears, Roebuck & Co.                                1,576,650
    55,940  TJX Cos., Inc.                                      1,863,501
    24,700  (2) UAL Corp.                                       1,994,525
            Total                                               8,559,322
Consumer Services--5.4%
   108,220  (2) Cendant Corp.                                   1,947,960
   134,555  (1)(2) Modis Professional Services, Inc.            1,555,792
    23,580  Tribune Co.                                         1,967,455
            Total                                               5,471,207
Consumer Staples--7.5%
    41,415  American Stores Co.                                 1,307,161
    44,945  Philip Morris Cos., Inc.                            1,575,884
    34,230  (1) Nabisco Holding, Inc., Class A                  1,294,322
    44,684  (2) Safeway, Inc.                                   2,410,143
    48,385  (2) The Pepsi Bottling Group, Inc.                  1,019,109
            Total                                               7,606,619
Technology--18.8%
    35,255  (1)(2) Apple Computer, Inc.                         1,621,730
    20,705  (2) Cisco Systems, Inc.                             2,361,664
    51,645  Compaq Computer Corp.                               1,152,329
     9,480  (2) EMC Corp. Mass                                  1,032,728
    24,730  Intel Corp.                                         1,513,167
    17,730  International Business Machines Corp.               3,708,894
    20,060  (1) Koninklijke (Royal) Philips                     1,712,623
            Electronics NV, ADR
    33,242  Lucent Technologies, Inc.                           1,998,675
    38,475  (2) SCI Systems, Inc.                               1,464,455
    42,840  Xerox Corp.                                         2,516,850
            Total                                              19,083,115
Shares or
Principal
  Amount                                                         Value


Energy--10.0%
    19,225  BP Amoco PLC, ADR                               $   2,176,030
    42,750  Coastal Corp.                                       1,635,188
    22,430  Mobil Corp.                                         2,349,543
    18,705  Schlumberger Ltd.                                   1,194,782
    45,620  Texaco, Inc.                                        2,862,655
            Total                                              10,218,198
Finance--13.8%
    23,230  American Express Co.                                3,035,871
    39,545  Bank One Corporation                                2,333,155
    31,462  Bank of America Corp.                               2,265,264
    45,050  BankBoston Corp.                                    2,207,450
    37,730  Hartford Financial Services Group, Inc.             2,223,712
    48,505  Washington Mutual, Inc.                             1,994,768
            Total                                              14,060,220
Health Care--6.4%
    27,815  American Home Products Corp.                        1,696,715
    18,649  Cardinal Health, Inc.                               1,115,443
   110,570  (2) Humana, Inc.                                    1,506,516
    22,430  Johnson & Johnson                                   2,186,925
            Total                                               6,505,599
Utilities-Gas & Electric--3.1%
    36,865  Edison International                                  903,193
    31,455  GPU, Inc.                                           1,199,222
    21,185  Peco Energy Co.                                     1,004,963
            Total                                               3,107,378
Utilities-Telephone--6.7%
    42,503  AT&T Corp.                                          2,146,376
    22,010  Ameritech Corp.                                     1,506,309
    18,630  GTE Corp.                                           1,247,045
    23,115  (2) MCI Worldcom, Inc.                              1,899,764
            Total                                               6,799,494
            Total Common Stocks (identified cost
            $73,317,217)                                       97,867,940
Preferred Stock--0.5%
Consumer Services--0.5%
    15,532  Cendant Corp., Conv. Pfd., $.94                       492,170
            (identified cost $595,424)
(3) Repurchase Agreement--4.3%
$4,415,000  Donaldson, Lufkin and Jenrette Securities
            Corp., 4.87%, dated 4/30/1999, due
            5/3/1999 (at amortized cost)                        4,415,000
            Total Investments (identified cost
            $78,327,641)(4)                                 $ 102,775,110

(1) Certain shares on loan to broker.
(2) Non-income producing security.
(3) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(4) The cost of investments for federal tax purposes amounts to $78,745,324. The net unrealized appreciation of investments on a federal tax basis amounts to $24,029,786 which is comprised of $27,577,389 appreciation and $3,547,603 depreciation at April 30, 1999.
Note: The categories of investments are shown as a percentage of net assets ($101,656,607) at April 30, 1999. The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)


                            PORTFOLIO OF INVESTMENTS

                         Riggs Small Company Stock Fund
                                 April 30, 1999

    Shares                                                                            Value
Common Stocks--94.1%
                 Basic Materials--3.4%
         19,100  (1) JLM Industries, Inc.                                        $       99,080
         13,285  Southdown, Inc.                                                        851,070
         12,565  (1) Stillwater Mining Co.                                              355,747
                 Total                                                                1,305,897
                 Capital Goods--8.3%
         23,549  (1) Aeroflex, Inc.                                                     344,404
         31,920  (1)(2) Building One Services Corp.                                     486,780
         49,320  (1) Group Maintenance America Corp.                                    659,655
          9,770  (1) Landstar System, Inc.                                              380,419
         25,890  (1) SLI, Inc.                                                          710,357
         19,805  (1) Zebra Technologies Corp., Class A                                  658,515
                 Total                                                                3,240,130
                 Consumer Cyclical--17.5%
         16,332  (1) Atlantic Coast Airlines Holdings, Inc.                             504,250
         18,270  (1) Furniture Brands International, Inc.                               457,892
         73,960  (1) Goody's Family Clothing, Inc.                                      665,640
         35,365  (1) Just For Feet, Inc.                                                446,483
         53,950  (1) Mesa Air Group, Inc.                                               364,163
         16,255  (1) Pacific Sunwear of California                                      602,959
         65,605  (1) Quaker Fabric Corp.                                                377,229
         40,485  (1) Rainbow Rentals, Inc.                                              475,699
         30,230  (1) Rent-A-Center, Inc.                                                937,130
         13,315  (1) Ryanair Holdings PLC, ADR                                          595,845
         17,345  SkyWest, Inc.                                                          450,970
         22,199  (1) United Stationers, Inc.                                            378,770
         43,107  (1) White Cap Industries, Inc.                                         522,672
                 Total                                                                6,779,702
                 Consumer Services--8.0%
         18,576  (1)(2) Action Performance Cos., Inc.                                   629,262
         33,650  (1) Global Imaging Systems, Inc.                                       483,719
         39,075  (1) Metamor Worldwide, Inc.                                            764,405
         33,895  (1) Rare Hospitality International, Inc.                               610,110
         15,131  (1) ResortQuest International, Inc.                                    253,444
         42,379  (1) Travel Services International, Inc.                                376,114
                 Total                                                                3,117,054
                 Consumer Staples--5.4%
         94,189  (1) NBTY, Inc.                                                         476,832
         19,353  (1) Performance Food Group Co.                                         512,855
         34,795  Richfood Holdings, Inc.                                                434,938
         17,800  (1)(2) Suiza Foods Corp.                                               668,613
                 Total                                                                2,093,238
                 Energy--6.3%
         51,777  (1) National-Oilwell, Inc.                                             673,101
         74,246  (1) Newpark Resources, Inc.                                            682,135
         72,960  (1) Patterson Energy, Inc.                                             588,240
         18,245  Tidewater, Inc.                                                        483,493
                 Total                                                                2,426,969
                 Financial--21.6%
         43,745  Advanta Corp., Class B                                                 475,727
         50,550  Allied Capital Corp.                                                   909,900
         87,595  (1) Amresco, Inc.                                                      569,368
         17,575  Apartment Investment & Management Co., Class A                         704,098
         35,035  ESG RE Ltd.                                                            595,595
         16,590  (1) FPIC Insurance Group, Inc.                                         746,550
         11,620  First Charter Corp.                                                    251,283
         15,290  First Industrial Realty Trust                                          410,919
         22,675  Hubco, Inc.                                                            802,128
         59,985  Imperial Credit Commercial Mortgage Investment Corp.                   588,603
         42,650  (1) Insurance Management Solutions Group, Inc.                         447,825
         42,131  (1) Long Beach Financial Corp.                                         468,707
         12,735  Peoples Bancorp, Inc.                                                  134,513
         13,445  Southwest Securities Group, Inc.                                       711,745
         14,272  Weingarten Realty Investors                                            591,395
                 Total                                                                8,408,356
                 Healthcare--13.1%
         15,025  Bindley Western Industries, Inc.                                       463,897
         22,508  (1) Boron, LePore & Associates, Inc.                                   230,707
         19,866  Cooper Companies, Inc.                                                 312,890
         56,360  (1) Coventry Health Care, Inc.                                         517,808
         17,992  (1) InfoCure Corp.                                                     473,415
         79,208  (1) InterDent, Inc.                                                    554,455
         14,395  (1) Maxxim Medical, Inc.                                               229,420
         67,436  (1) Physician Reliance Network, Inc.                                   556,347
         12,199  (1) Priority HealthCare Corp., Class B                                 618,337
         18,141  (1) Trigon Healthcare, Inc.                                            575,977
         32,435  (1) United Payors & United Providers, Inc.                             571,667
                 Total                                                                5,104,920
                 Technology--2.9%
         40,295  (1) Brooktrout Technology, Inc.                                        601,907
         22,210  (1) ScanSource, Inc.                                                   510,830
                 Total                                                                1,112,737
                 Technology Services--6.4%
         36,907  (1) Axent Technologies, Inc.                                           346,003
         32,572  (1) Genesys Telecommunications Laboratories, Inc.                      582,225
         39,304  (1) International Telecommunication Data Systems, Inc.                 444,627
         57,273  (1) Savior Technology Group, Inc.                                      515,457
   Principal
   Amount or
    Shares                                                                            Value


Common Stocks--continued
Technology Services--continued
         30,755  (1) Symix Systems, Inc.                                         $      242,195
         15,410  (1) Tech Data Corp.                                                    360,209
                 Total                                                                2,490,716
                 Utilities--1.2%
         17,495  Northwestern Corp.                                                     452,683
                 Total Common Stocks (identified cost $36,537,517)                   36,532,402
(3) Repurchase Agreement--6.3%
     $2,465,000  Donaldson, Lufkin and Jenrette Securities Corp., 4.870%
                 dated 4/30/1999, due 5/3/1999 (at amortized cost)                    2,465,000
                 Total Investments (identified cost $39,002,517)(4)              $   38,997,402

(1) Non-income producing security.
(2) Certain shares on loan to broker.
(3) The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.
(4) The cost of investments for federal tax purposes amounts to $39,002,517. The net unrealized depreciation of investments on a federal tax basis amounts to $5,115 which is comprised of $4,387,788 appreciation and $4,392,903 depreciation at April 30, 1999.

Note: The categories of investments are shown as a percentage of net assets ($38,828,719) at April 30, 1999. The following acronym is used throughout this portfolio:

ADR--American Depositary Receipt

(See Notes which are an integral part of the Financial Statements)


                      STATEMENTS OF ASSETS AND LIABILITIES

                                  Riggs Funds
                                 April 30, 1999

                                                                                      Stock                 Small
                                                                                      Fund           Company Stock Fund
Assets:
Investments in securities, at value                                              $       98,360,110     $    36,532,402
Investments in repurchase agreements                                                      4,415,000           2,465,000
  Total investments, at amortized cost and value                                        102,775,110          38,997,402
Cash                                                                                          6,804               1,620
Collateral for securities loaned at fair value (Note 2)                                   7,342,140           1,454,520
Income receivable                                                                            65,736               1,436
Receivable for shares sold                                                                   34,560               2,486
Receivable for investments sold                                                             789,053             849,206
Deferred organizational costs                                                                    --               6,154
Other Assets                                                                                     --               1,180
  Total assets                                                                          111,013,403          41,314,004
Liabilities:
Payable for investments payable                                                           1,722,398             940,073
Payable upon return of securities loaned (Note 2)                                         7,342,140           1,454,520
Payable for shares redeemed                                                                 166,393              54,592
Accrued expenses                                                                            125,865              36,100
  Total liabilities                                                                       9,356,796           2,485,285
Net Assets                                                                       $      101,656,607     $    38,828,719
Net Assets Consists of:
Paid in capital                                                                  $       69,114,729     $    43,593,657
Net unrealized appreciation (depreciation) of investments                                24,447,469              (5,115)
Accumulated net realized gain (loss) on investments                                       8,057,676          (4,759,823)
Undistributed net investment income                                                          36,733                  --
  Total Net Assets                                                               $      101,656,607     $    38,828,719
Class R Shares                                                                   $      101,474,313     $    38,727,652
Class B Shares                                                                   $          182,294     $       101,067
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net Asset Value Per Share
Class R Shares                                                                         $      15.80         $     11.27
Class B Shares                                                                         $      15.73         $     11.21
Offering Price Per Share(1)
Class R Shares(3)                                                                      $      15.80         $     11.27
Class B Shares(3)                                                                      $      15.73         $     11.21
Redemption Proceeds Per Share(2)
Class R Shares(4)                                                                      $      15.48         $     11.04
Class B Shares(5)                                                                      $      14.94         $     10.65
Shares Outstanding:
Class R Shares                                                                            6,421,021           3,437,661
Class B Shares                                                                               11,586               9,012
Investments, at identified cost                                                  $       78,327,641     $    39,002,517
Investments, at tax cost                                                         $       78,745,324     $    39,002,517

(1) See "What Shares Cost" in the Prospectus.
(2) See "Contingent Deferred Sales Charge" in the Prospectus.
(3) Computation of offering price per share 100/100.00 of net asset value.
(4) Computation of offering price per share 98/100 of net asset value.
(5) Computation of offering price per share 95/100 of net asset value.

                            STATEMENTS OF OPERATIONS

                                  Riggs Funds
                       For the Year Ended April 30, 1999

                                                                                                          Small
                                                                                       Stock          Company Stock
                                                                                        Fund              Fund
Investment Income:
Dividends                                                                          $  1,350,333(1)   $     370,959
Interest                                                                                143,799            139,941
  Total investment income                                                             1,494,132            510,900
Expenses:
Investment advisory fee                                                                 756,558            333,762
Administrative personnel and services fee                                               141,350             58,587
Custodian fees                                                                           20,175              8,549
Transfer and dividend disbursing agent fees and expenses                                 46,248             27,006
Trustees' fees                                                                            3,009              2,009
Auditing fees                                                                            15,330             16,428
Legal fees                                                                                3,647              2,190
Portfolio accounting fees                                                                 3,024              3,193
Distribution services fee--Class R Shares                                               241,118             95,808
Distribution services fee--Class B Shares                                                   653(2)             709(3)
Shareholder services fees--Class R Shares                                               216,250             85,927
Shareholder services fees--Class B Shares                                                   211(2)             228(3)
Share registration costs                                                                 27,487             18,824
Printing and postage                                                                      7,110              9,116
Insurance premiums                                                                        2,739              2,374
Miscellaneous                                                                             5,926             11,592
  Total expenses                                                                      1,490,835            676,302
Waivers:
  Waiver of Distribution services fee--Class R Shares                                   (99,487)           (40,526)
  Waiver of Shareholder services fee--Class R Shares                                   (159,597)           (63,815)
  Waiver of Shareholder services fee--Class B Shares                                       (145)              (160)
    Total waivers                                                                      (259,229)          (104,501)
      Net expenses                                                                    1,231,606            571,801
        Net investment income (loss)                                               $    262,526      $     (60,901)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments                                               8,227,259         (4,753,762)
Net change in unrealized appreciation (depreciation) of investments                  (3,149,465)       (11,661,505)
  Net realized and unrealized gain (loss) on investments                              5,077,794        (16,415,267)
    Change in net assets resulting from operations                                 $  5,340,320      $ (16,476,168)

(1) Net of foreign taxes withheld $862.
(2) Reflects operations for the period from July 19, 1998 (date of initial public investment) to April 30, 1999.
(3) Reflects operations for the period from July 17, 1998 (date of initial public investment) to April 30, 1999.
(See Notes which are an integral part of the Financial Statements)


                      STATEMENTS OF CHANGES IN NET ASSETS

                                  Riggs Funds

                                                                                                               Small Company
                                                                      Stock Fund                           Stock Fund
                                                                 Year Ended April 30,                 Year Ended April 30,
                                                                 1999              1998               1999              1998
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)                               $     262,526       $     663,953    $     (60,901)      $   (108,923)
Net realized gain (loss) on investments                        8,227,259          23,430,065       (4,753,762)        10,175,481
Net change in unrealized appreciation (depreciation) of
 investments                                                  (3,149,465)         10,177,213      (11,661,505)        12,217,509

  Change in net assets resulting from operations               5,340,320          34,271,231      (16,476,168)        22,284,067
Distributions to Shareholders--
Distributions from net investment income
  Class R Shares                                                (292,776)           (683,221)              --                 --
  Class B Shares                                                     (57)(1)              --               --                 --
Distributions from net realized gains
  Class R Shares                                             (10,140,817)        (23,035,017)      (5,407,163)        (7,596,605)
  Class B Shares                                                 (11,768)(1)              --          (18,999)(2)             --
    Change in net assets resulting from distributions to
    shareholders                                             (10,445,418)        (23,718,238)      (5,426,162)        (7,596,605)
Share Transactions--
Proceeds from sales of shares                                 23,801,961          36,671,637       23,672,150         23,389,601
Net asset value of shares issued to shareholders
in payment of distributions declared                          10,170,057           7,420,981        5,415,147            774,594
Cost of shares redeemed                                      (44,325,647)        (26,672,024)     (26,579,582)        (8,405,450)
  Change in net assets resulting from share transactions     (10,353,629)         17,420,594        2,507,715         15,758,745
    Change in net assets                                     (15,458,727)         27,973,587      (19,394,615)        30,446,207
Net Assets:
Beginning of period                                          117,115,334          89,141,747       58,223,334         27,777,127
End of period                                              $ 101,656,607       $ 117,115,334    $  38,828,719       $ 58,223,334
Undistributed net investment income included in net
assets at end of period                                    $      36,733       $      79,672               --                 --

Net gain (loss) as computed for federal tax purposes       $   8,539,951       $  23,589,130    $  (3,967,647)      $ 10,181,542

(1) Reflects operations for the period from July 19, 1998 (date of initial public investment) to April 30, 1999.
(2) Reflects operations for the period from July 17, 1998 (date of initial public investment) to April 30, 1999.
(See Notes which are an integral part of the Financial Statements)


                              FINANCIAL HIGHLIGHTS

                                Riggs Stock Fund

                                 Class B Shares

(For a share outstanding throughout each period)

                                                                              Period Ended
                                                                           April 30, 1999 (1)
Net asset value, beginning of period                                                 $16.65
Income from investment operations
  Net investment loss                                                                 (0.03)
  Net realized and unrealized gain on investments                                      0.83
  Total from investment operations                                                     0.80
Less distributions
  Distributions from net investment income                                            (0.01)
  Distributions from net realized gain on investments                                 (1.71)
  Total distributions                                                                 (1.72)
Net asset value, end of period                                                       $15.73
Total return (2)                                                                       5.31%
Ratios to average net assets
  Expenses (3)                                                                         2.16%(4)
  Net investment loss (3)                                                             (0.67)(4)
  Expenses (after waivers)                                                             1.97%(4)
  Net investment loss (after waivers)                                                 (0.48)(4)
Supplemental data
  Net assets, end of period (000 omitted)                                            $  182
  Portfolio turnover                                                                     52%

(1) Reflects operations for the period from July 19, 1998 (date of initial public investment) to April 30, 1999.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) During the period certain fees were voluntarily waived. If such voluntary waivers had not been accrued, the ratios would have been as indicated.
(4) Computed on an annualized basis.
(See Notes which are an integral part of the Financial Statements)


                              FINANCIAL HIGHLIGHTS

                         Riggs Small Company Stock Fund

                                 Class B Shares

(For a share outstanding throughout the period)

                                                                                                            Period Ended
                                                                                                         April 30, 1999 (1)
Net asset value, beginning of period                                                                             $  17.25
Income from investment operations
Net investment loss                                                                                                 (0.07)
Net realized and unrealized loss on investments                                                                     (4.12)
Total from investment operations                                                                                    (4.19)
Less distributions
Distributions from net realized gain on investments                                                                 (1.85)
Net asset value, end of period                                                                                   $  11.21
Total return (2)                                                                                                  (24.43)%
Ratios to average net assets
Expenses (3)                                                                                                         2.33%(4)
Net investment loss (3)                                                                                            (0.97)%(4)
Expenses (after waivers)                                                                                             2.13%(4)
Net investment loss (after waivers)                                                                                (0.77)%(4)
Supplemental data
Net assets, end of period (000 omitted)                                                                          $    101
Portfolio turnover                                                                                                    100%

(1) Reflects operations for the period from July 17, 1998 (date of initial public investment) to April 30, 1999.
(2) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(3) During the period certain fees were voluntarily waived. If such waivers had not been accrued, the ratios would have been as indicated.
(4) Computed on an annualized basis.
(See Notes which are an integral part of the Financial Statements)


                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                  Riggs Funds

                                 April 30, 1999

(1) Organization

Riggs Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Board of Trustees approved a change in the name of the Trust from RIMCO Monument Funds to Riggs Funds, the name of the Small Capitalization Equity Fund to Small Company Stock Fund, effective July 1, 1998. The Trust consists of five diversified portfolios, two of which offer Class B Shares (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

Portfolio Name Investment Objective Riggs Stock Fund ("Stock Fund") To provide growth of capital and income.

Riggs Small Company Stock Fund To provide long-term capital appreciation. ("Small Company Fund")

Effective July 1, 1998, Stock Fund and Small Company Fund offered two classes of shares, its existing class (redesignated as Class R Shares) and a new class (designated as Class B Shares). Class B Shares are presented herein. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities, listed corporate bonds (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities (and investments in closed-end investment companies) are valued at the last sale price reported on its primary national securities exchange. For the money market Funds within the Trust, the use of the amortized cost method to value portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Trust, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of sixty days or less may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book/tax treatments of wash sales, and net operating losses. The following reclassifications have been made to the financial statements.

                                      Increase (Decrease)

                                         Undistributed            Accumulated
                            Paid-In      Net Investment          Net Realized
Fund Name                   Capital      Income (Loss)               Gain

Stock Fund                      --           $(12,632)               $ 12,632
Small Company Fund       $(214,255)            60,901                 153,354

Federal Taxes

It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

At April 30, 1999, the Small Company Fund, for federal tax purposes, had a capital loss carryforward of $3,967,647, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Small Company Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

When-Issued and Delayed Delivery Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Deferred Expenses

The costs incurred by each Fund with respect to organization of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized over a period not to exceed five years from each Fund's commencement date.

Securities Lending

Under guidelines adopted by the Board of Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 100% of the current market value of the loaned securities. Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Funds return a portion of interest on any cash received as collateral and continue to receive interest or dividends on securities loaned. Included in interest income is $4,826 and $9,248 for Stock Fund and Small Company Fund, respectively, of income earned on securities lending transactions.

Loans will be made to firms deemed by the Company's adviser to be of good financial standing and will not be made unless, in the judgment of the Company's adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Funds' rights should the borrower of the securities fail financially.

As of April 30, 1999, the value of securities loaned plus interest, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

                                                    Payable on
                             Market Value of        Collateral
Fund                        Securities Loaned       Due Broker

Stock Fund                     $7,195,507           $7,342,140
Small Company Fund             $1,417,648           $1,454,520

Cash collateral is held in a segregated account.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other
Investment transactions are accounted for on the trade date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

                                                                                                   Stock Fund
                                                                                     Year Ended                  Year Ended
                                                                                   April 30, 1999              April 30, 1998

Class R Shares                                                                  Amount        Shares        Amount        Shares
Shares sold                                                                  $ 23,625,339    1,542,657   $ 36,671,637    2,347,730
Shares issued to shareholders in payment of distributions declared             10,158,300      676,733      7,420,981      530,956
Shares redeemed                                                               (44,312,176)  (2,867,893)   (26,672,024)  (1,591,271)
Net change resulting from Class R Share transactions                         $(10,528,537)    (648,503)  $ 17,420,594    1,287,415


                                                                                                           Stock Fund
                                                                                                          Period Ended
                                                                                                       April 30, 1999 (1)
Class B Shares                                                                                         Amount       Shares
Shares sold                                                                                         $    176,622     11,692
Shares issued to shareholders in payment of distributions declared                                        11,757        785
Shares redeemed                                                                                          (13,471)      (891)
Net change resulting from Class B Share transactions                                                $    174,908     11,586
Net change resulting from share transactions                                                        $(10,353,629)  (636,917)

                                                                                              Small Company Fund
                                                                                     Year Ended                 Year Ended
                                                                                   April 30, 1999             April 30, 1998
Class R Shares                                                                  Amount        Shares        Amount       Shares
Shares sold                                                                  $ 23,513,675    1,811,335   $23,389,601   1,357,019
Shares issued to shareholders in payment of distributions declared              5,396,154      472,104       774,594      51,264
Shares redeemed                                                               (26,536,536)  (1,942,196)   (8,405,450)   (482,797)
Net change resulting from Class R Shares transactions                        $  2,373,293      341,243   $15,758,745     925,486

                                                                                                         Small Company Fund
                                                                                                            Period Ended
                                                                                                         April 30, 1999 (2)
Class B Shares                                                                                            Amount      Shares
Shares sold                                                                                             $  158,475    11,167
Shares issued to shareholders in payment of distributions declared                                          18,993     1,668
Shares redeemed                                                                                            (43,046)   (3,822)
Net change resulting from Class B Share transactions                                                    $  134,422     9,013
Net change resulting from transactions                                                                  $2,507,715   350,256

(1) Reflects operations for the period from July 19, 1998 (date of initial public investment) to April 30, 1999.
(2) Reflects operations for the period from July 17, 1998 (date of initial public investment) to April 30, 1999.

(4) Investment Advisory Fee and Other Transactions with Affiliates Investment Advisory Fee

Riggs Investment Management Corp., the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets (see below). The Adviser may voluntarily choose to waive a portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund                              Annual Rate

Stock Fund                            0.75%
Small Company Fund                    0.80%

Administrative Fee

Federated Administrative Services ("FAS") provides the Trust with certain administrative personnel and services (including certain legal, fund accounting and transfer agency services). The FAS fee is based on the level of average aggregate net assets of the Trust for the period.

Distribution Services Fee

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the fund to finance activities intended to result in the sale of the Fund's Class R and Class B Shares. Effective July 1, 1998, the Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole disctretion.

                                 Percentage of Average
Share Class Name                  Net Assets of Class

Class R Shares                           0.25%
Class B Shares                           0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with FAS, effective July 1, 1998, each Fund pays up to 0.25% of average daily net assets of the Fund for the period. The fee is paid to FAS to finance certain services for shareholders and to maintain shareholder accounts. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees

Riggs Bank N.A. is the Fund's custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

Organizational Expenses

Organizational expenses were borne initially by FAS. The Funds have agreed to reimburse FAS for the organizational expenses during the five year period following each Fund's effective date. For the year ended April 30, 1999, the following amounts were paid pursuant to this agreement:

                                                                                    Organizational Expenses
                                                              Organizational        Paid for the Year Ended
Fund                              Effective Date                 Expenses                April 30, 1999
Small Company Fund               February 6, 1995                 $22,693                      $6,150

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) Investment Transactions
Purchases and sales of investments, excluding short-term obligations, for the year ended April 30, 1999, were as follows:

Fund                                 Purchases           Sales

Stock Fund                           $51,204,037      $70,897,158
Small Company Fund                    39,722,586       40,278,012

(6)Year 2000 (unaudited)

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that theses steps will be sufficient to avoid any adverse impact to the funds.


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

RIGGS FUNDS:

We have audited the accompanying statements of assets and liabilities of Riggs Stock Fund and Riggs Small Company Stock Fund (investment portfolios of Riggs Funds, a Massachusetts business trust), including the schedules of portfolios of investments, as of April 30, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the period ended April 30, 1999 (as presented on pages 13 and 14). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes for the year ended April 30, 1998 were audited by other auditors whose report dated June 22, 1998 expressed an unqualified opinion.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Riggs Stock Fund and Riggs Small Company Stock Fund (investment portfolios of Riggs Funds) as of April 30, 1999, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights (as presented on pages 13 and 14) in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts,
June 22, 1999

                                    TRUSTEES

                                John F. Donahue

                                Thomas G. Bigley

                              John T. Conroy, Jr.

                            Nicholas P. Constantakis

                              William J. Copeland

                            Lawrence D. Ellis, M.D.

                            Edward L. Flaherty, Jr.

                               Edward C. Gonzales

                                Peter E. Madden

                              John E. Murray, Jr.

                                Wesley W. Posvar

                               Marjorie P. Smuts

                                 John S. Walsh

                         *Trustees as of June 15, 1999.


                                    OFFICERS

                                John F. Donahue
                                    Chairman

                               Edward C. Gonzales
                            President and Treasurer

                             J. Christopher Donahue
                            Executive Vice President

                               John W. McGonigle
                     Executive Vice President and Secretary

                                Joseph S. Machi
                     Vice President and Assistant Treasurer

                               Richard B. Fisher
                                 Vice President

                               C. Grant Anderson
                              Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves risk, including possible loss of principal. This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds' prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

Cusip 76656A 708
Cusip 76656A 880
G00356-01 (6/99)





A. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class R Shares of the Riggs U.S. Government Securities Fund ("U.S. Government Securities Fund") is represented by a solid line. The Lehman Brothers Government/Corporate Total Index ("LBGCTI") is represented by broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the U.S. Government Securities Fund and the LGCTI. The "x" axis reflects computation periods from May 11, 1992 (start of performance) to April 30, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the U.S. Government Securities Fund, as compared to the LBGCTI; the ending values were $15,395 and $16,989, respectively. The legend in the bottom quadrant of the graphic presentation indicates the U.S. Government Securities Fund's Average Annual Total Returns for the 1-year, 5-year, and start of performance periods ended April 30, 1999, which were 4.03%, 6.59%, and 6.93%, respectively.

B. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class R Shares of the Riggs Stock Fund ("Stock Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Stock Fund and the S&P 500. The "x" axis reflects computation periods from May 11, 1992 (start of performance) to April 30, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Stock Fund, as compared to the S&P 500; the ending values were $31,385 and $37,742, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Stock Fund's Average Annual Total Returns for the 1-year, 5-year, and start of performance periods ended April 30, 1999, which were 4.60%, 21.26%, and 18.43%, respectively.

C. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class R Shares of the Riggs Small Company Stock Fund ("Small Company Fund") is represented by a solid line. The Russell 2000 Index ("Russell 2000") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Small Company Fund and the Russell 2000. The "x" axis reflects computation periods from February 27, 1995 (start of performance) to April 30, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Small Company Fund, as compared to the Russell 2000; the ending values were $16,735 and $22,460, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Small Company Fund's Average Annual Total Returns for the 1-year and start of performance periods ended April 30, 1999, which were (31.53%), and 13.79%, respectively.

D The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class B Shares of the Riggs Stock Fund ("Stock Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Stock Fund and the S&P 500. The "x" axis reflects computation periods from July 19, 1998 (start of performance) to April 30, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Stock Fund, as compared to the S&P 500; the ending values were $10,031 and $11,748, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Stock Fund's Cumulative Total Return from July 19, 1998 (start of performance) to April 30, 1999, which was 0.59%.

E The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed in the upper left quadrant. The Class B Shares of the Riggs Small Company Stock Fund ("Small Company Fund") is represented by a solid line. The Russell 2000 Index ("Russell 2000") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Small Company Fund and the Russell 2000. The "x" axis reflects computation periods from July 17, 1998 (start of performance) to April 30, 1999. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Small Company Fund, as compared to the Russell 2000; the ending values were $7,179 and $9,316, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Small Company Fund's Cumulative Total Return from July 17, 1998 (start of performance) to April 30, 1999, which was (27.68%).